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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Maine & Maritimes Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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209 State Street PO Box 789 Presque Isle, ME 04769-0789

April 1, 2004

Dear Stockholder,

        We are pleased to invite you to our Annual Meeting of Stockholders to be held Tuesday, May 11, 2004, at 9:30 a.m. (Eastern Daylight Time). The meeting will be held at the Northern Maine Community College, Edmunds Conference Center, 33 Edgemont Drive, Presque Isle, Maine 04769. Directions are on the back cover of this Proxy Statement.

        This year's Annual Meeting and enclosed Proxy will include the election of Directors and a proposal to amend the Company's Articles of Incorporation to increase the Director election age limitation. Our Board of Directors and Management recommend shareholder approval to amend the Company's Articles of Incorporation to increase the director age limitation from the current 67 and 75 year requirements to a single 78 year limitation. It has been our experience that as a rural, small, publicly traded company, expanding our universe of qualified board candidates is essential to our corporate well-being. We believe effective corporate governance is highly dependent upon the Company's continuing ability to recruit and retain experienced, contributory, and qualified members to the Board. In today's changing demographic climate, we also strongly believe that age should not be a limiting criterion for Board membership. Rather, we believe the criteria for Board eligibility should be based on an individual's commitment, expertise, involvement, contributions, and integrity. We do not believe that age limitations set in a previous era should be a limiting edict for future Board nominations.

        Every vote is important. Approval of Proposal (2) requires the favorable vote of more than one half of our outstanding common shares. If you do not send in your Proxy, and/or do not vote in person at the meeting, that will have the effect of a vote "against" the proposal to amend the Articles of Incorporation. We ask that you please vote your Proxy—even if you are planning to attend the meeting.

        We thank you in advance for voting and sending in your Proxy.

                      Sincerely,

                      J. Nicholas Bayne
                      President and Chief Executive Officer

        NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS DETERMINED IF THIS PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MAINE & MARITIMES CORPORATION
209 STATE STREET, PO BOX 789
PRESQUE ISLE, MAINE 04769-0789

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 11, 2004

April 1, 2004

To the Common Stockholders of
    MAINE & MARITIMES CORPORATION

        Notice is hereby given that the Annual Meeting of the Stockholders of Maine & Maritimes Corporation ("MAM" or the "Company") will be held at the Northern Maine Community College, Edmunds Conference Center, 33 Edgemont Drive, Presque Isle, Maine on Tuesday, May 11, 2004, at 9:30 a.m. (Eastern Daylight Time), for the following purposes:

  1.
  To consider and act upon a proposal by the Board of Directors of MAM to approve Proposal (1), to elect three members of the Board of Directors to serve until the Annual Meeting of the Stockholders in 2007, or until their successors are elected and qualified; and

  2.
  To consider and act upon a proposal by the Board of Directors of MAM to approve Proposal (2), amending the Company's Articles of Incorporation to increase the age a Director may stand for election to 78, consistent with the provisions of the Company's By-laws.

        Further information regarding voting rights and the business to be transacted at the meeting is given in the annexed Proxy Statement.

                      By order of the Board of Directors,

                      Scott L. Sells, Secretary

YOUR VOTE IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE ACT PROMPTLY TO VOTE YOUR SHARES. YOU MAY VOTE YOUR SHARES BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY IN WRITING.

This Proxy Statement is dated March 26, 2004 and is first being mailed to stockholders on April 1, 2004.

i

WHERE YOU CAN FIND MORE INFORMATION

        MAM files annual, quarterly and current reports, and proxy statements and other information with the U.S. Securities and Exchange Commission (the "SEC"). You may read and copy any of the materials the Company files at the SEC's public reference room located at: Public Reference Room, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

        Information on the operation of the SEC's public reference room can be obtained by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this material from the public reference section of the Securities and Exchange Commission, located at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC filings of MAM are also available to the public from commercial document retrieval services, over the Internet at the SEC's web site at http://www.sec.gov and at the MAM web site at http://www.maineandmaritimes.com by selecting "SEC Filings" under the "Investor Relations" option located at that web site.

        MAM's Common Stock is listed on the American Stock Exchange, and reports, proxy statements and other information concerning MAM can also be inspected at the offices of that securities exchange located at the American Stock Exchange, 86 Trinity Place, New York, NY 10006.

        The SEC allows the Company to incorporate by reference previously filed information into its Proxy Statement. This means that we can disclose important information to you by incorporating information in another document filed separately with the SEC and referring you to that document without having to reproduce the text in its entirety. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about MAM and its finances.

DOCUMENT	PERIOD/DATE
Annual Reports on Form 10-K	Year ended December 31, 2003
Current Reports on Form 8-K	January 2, 2004; March 2, 2004; March 8, 2004; March 15, 2004

        We have enclosed a copy of the Annual Report for 2003 along with this Proxy Statement.

        If you are a Stockholder, we may have previously sent you some of the documents that are incorporated by reference in this Proxy. We are also incorporating by reference any additional documents, if any, that we may file with the SEC under the Securities Exchange Act of 1934 between the date of this Proxy Statement and the date of the meeting of our stockholders. You can obtain any of the incorporated documents by contacting us or the SEC. Stockholders may obtain any documents incorporated by reference in this Proxy Statement from MAM's web site or by requesting them in writing, or by electronic mail, by sending your request to the following address:

    Vice President, Corporate Compliance and Investor Relations
    Maine & Maritimes Corporation
    P.O. Box 789
    209 State Street
    Presque Isle, ME 04769-0789
     http://www.maineandmaritimes.com
    e-mail:     aarribas@maineandmaritimes.com
    1-207-760-2499 (telephone)
    1-207-760-2403 (facsimile)

        Upon receipt of your written request, the Company will send the requested documents without charge, excluding exhibits, unless such exhibits are specifically incorporated by reference in this Proxy Statement. If you would like to request documents from us in advance of the Annual Meeting, including any documents we may subsequently file with the SEC prior to the Annual Meeting, the Company must receive your request no later than May 3, 2004, in order for you to obtain timely delivery of them before the Annual Meeting.

        YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFRENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS DESCRIBED IN THIS DOCUMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH 26, 2004. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY OTHER DATE THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY. IN THE EVENT ANY INFORMATION CONTAINED IN THIS PROXY STATEMENT IS MATERIALLY CHANGED AFTER THE DATE LISTED ABOVE, MAM WILL RECIRCULATE THE PROXY STATEMENT TO STOCKHOLDERS.

THE ANNUAL STOCKHOLDERS MEETING

        We are furnishing you with this Proxy Statement in connection with a solicitation of Proxies by the Board of Directors of MAM to be used at the Annual Meeting of Stockholders of MAM to be held on Tuesday, May 11, 2004, at 9:30 a.m. (Eastern Daylight Time) and at any adjournment or postponement of that Annual Meeting. The meeting will be held at the Northern Maine Community College, Edmunds Conference Center, 33 Edgemont Drive, Presque Isle, Maine 04769 at 9:30 a.m. If you execute and return the enclosed Proxy card, it will be voted in the manner directed, but if you return and do not otherwise mark your Proxy card, it will be voted "FOR" Proposal (1) and will be considered an abstention on Proposal (2). You may revoke your Proxy card at any time prior to the Annual Meeting in the following ways:

  •
  Delivering to the clerk of MAM, before the vote at the Annual Meeting, a written notice of revocation bearing a later date than the returned Proxy;

  •
  Executing a later dated Proxy relating to the same shares and delivering it to the Clerk of MAM before the vote at the special meeting; or

  •
  Attending the Annual Meeting and voting in person at the Annual Meeting, although attending the Annual Meeting will not itself constitute a revocation of Proxy.

        Each holder of Common Stock is entitled to one vote for each share of the stock outstanding in the name of the holder on the records of MAM at the close of business on March 26, 2004. As of March 26, 2004, the outstanding voting securities of MAM consisted of 1,580,701 shares of Common Stock. This Proxy Statement describes the matters to be voted on at the Annual Meeting.

        As provided in MAM's By-laws:

  •
  A majority of the shares entitled to vote at the Annual Meeting, present in person or represented by Proxy, will constitute a quorum of the meeting;

  •
  Proposal (2) must be approved by the affirmative vote of the majority of the outstanding shares of MAM Common Stock;

  •
  With respect to Proposal (1), the three director nominees receiving the greatest number of votes will be elected;

  •
  Abstentions and broker non-votes will be counted in determining a quorum for the meeting;

  •
  Shares withheld and broker non-votes will have no effect on the election of Directors;

  •
  Abstentions as to the approval of Proposal (2) will have the same effect as votes "against" this matter; and

  •
  Broker non-votes will have the same effect as votes "against" on Proposal (2).

Adjournments

        We currently expect to take votes and close the polls on all proposals on the scheduled date of the Annual Meeting. However, we may:

  •
  Keep the polls open to facilitate additional Proxy solicitation with regard to any or all proposals; and/or

  •
  Allow the inspectors of the election to count and report on the votes that have been cast after the polls have closed.

        If any of the above occurs, we could propose one or more adjournments of the Annual Meeting. For any adjournment to be approved, the votes cast in favor of the adjournment must represent a majority of the total number of votes entitled to be cast by the holders of all classes of stock present at the meeting in person or by Proxy, voting together as a single class.

        Proxies that we have solicited will be voted in favor of any adjournment that we propose, but will not be considered a direction to vote for any adjournment proposed by anyone else; provided, however, that no Proxy in the form included with this Proxy Statement shall be voted in favor of adjournment or postponement of the votes on Proposals (1) and (2). If any adjournment is properly proposed at the meeting on behalf of anyone else, the persons named as Proxies, acting in that capacity, will have discretion to vote on the adjournment in accordance with their best judgment.

Common Stock Outstanding and Voting Rights

        On March 26, 2004, the record date, MAM had 1,580,701 shares of Common Stock. The Common Stock is the only class of stock entitled to vote at this meeting and all Common Stockholders are entitled to one vote for each share held on all matters, except that in the election of Directors, each Common Stockholder upon proper notice is entitled to cumulative voting. For cumulative voting, each Common Stockholder will be entitled to as many votes as shall equal the number of shares held on the record date multiplied by the number of Directors to be elected, and each stockholder may cast all of the stockholders votes for a single Director or distribute them among the total number of Directors to be elected or among any number of Directors as the stockholder may see fit. Only Common Stockholders of record on the stock transfer books of the Company at the close of business on the record date will be entitled to vote at the meeting.

        In connection with Proposal (1), if any Common Stockholder either gives written notice to the President of MAM before the time fixed for the meeting of his or her intention to vote cumulatively, or states his or her intention to vote cumulatively at the meeting before the voting for Directors commences, all Common Stockholders shall be entitled to cumulate their votes on election of Directors. Any Common Stockholder who wishes to vote cumulatively, but who will not be present at the meeting, should give written notice to the President of MAM of such intention before the meeting and should clearly indicate in writing on the accompanying Proxy the Director or Directors for whom he or she wishes to vote and the number of votes he or she wishes to distribute to each such Director. If no written indication is made on the Proxy, the votes will be evenly distributed among all nominees. If any Common Stockholder has indicated his or her intention to vote cumulatively (either by written notice or by a statement made at the meeting), each Common Stockholder present at the meeting, who has not given his or her Proxy, or who has revoked his or her Proxy in the manner described in the following paragraph, may vote cumulatively at the meeting by means of a written ballot distributed at the meeting.

        Common Stockholders may vote at the meeting either in person or by duly authorized Proxy. The giving of a Proxy by a Common Stockholder will not affect the Common Stockholder's right to vote his or her shares if he or she attends the meeting and wishes to vote in person. A Proxy may be revoked or withdrawn by the person giving it, at any time prior to the voting thereof, at the registration desk for the meeting or by advising the Secretary of MAM. In addition, the proper execution of a new Proxy will operate to revoke a prior Proxy. All shares represented by effective Proxies on the enclosed form, received by MAM, will be voted at the meeting or any adjourned session thereof, all in accordance with the terms of such Proxies.

        The following table provides information about the beneficial ownership of MAM Common Stock as of December 31, 2003, by each person or entity known to own more than five percent of MAM Common Stock:

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class Beneficially Owned
Gabelli Asset Management Inc. One Corporate Center Rye, New York 10580-1435	119,900	7.6%
FMR Corp. 82 Devonshire Street Boston, MA 02109	99,100	6.3%

SECURITY OWNERSHIP BY MANAGEMENT

        The following table provides information about the beneficial ownership of MAM Common Stock as of December 31, 2003, by:

  •
  Each of the named Executive Officers

  •
  Each of our Directors

  •
  All of our Executive Officers and Directors as a group

Name of Beneficial Owner	Position	Number of Shares (1)(5)(6) Beneficially Owned
Robert E. Anderson	Director	1,304
J. Nicholas Bayne	President, Chief Executive Officer and Director	500
Michael W. Caron	Director	527
D. James Daigle	Director	804
Richard G. Daigle	Director	934
David N. Felch	Director	569
J. Gregory Freeman	Director(2)	776
Deborah L. Gallant	Director	804
Nathan L. Grass	Director	818
G. Melvin Hovey	Chairman of the Board(3)	3,504
J. Paul Levesque	Director(4)	776
Lance A. Smith	Director	645
Larry E. LaPlante	Vice President, Chief Accounting Officer, Controller, Clerk, Assistant Treasurer and Assistant Secretary	542.4
Kurt A. Tornquist	Senior Vice President and Chief Financial Officer	0
John P. Havrilla	Vice President, Business Development and Unregulated Businesses	0
Scott L. Sells	General Counsel, Secretary and Assistant Clerk	0
Annette N. Arribas	Vice President, Corporate Compliance and Investor Relations	0

Brent M. Boyles	Senior Vice President and Chief Operating Officer for MPS	0
Tim D. Brown	Vice President, Engineering, Corporate Planning and Regulatory Affairs for MPS	0
Calvin D. Deschene	General Manager, Energy Atlantic	7
All directors and officers as a group (twenty persons)		12,510.4

(1)
The Directors and Officers as a group own in the aggregate less than 1% of MAM's outstanding Common Stock.

(2)
Resigned from the Board on May 30, 2003.

(3)
1,650 of these shares are held by Mr. Hovey's spouse. Mr. Hovey disclaims beneficial ownership of all these shares.

(4)
Retired from the Board on May 30, 2003.

(5)
All members of the Board of Directors are required to purchase a minimum of 500 shares.

(6)
Board of Director purchases of additional shares are restricted, due to insider trading policies and "blackout" periods.

        None of the persons listed above own beneficially, or directly, any of the securities of MAM's subsidiaries, Maine Public Service Company, Maine & Maritimes Energy Services, Maricor Ltd., Energy Atlantic, LLC, or Maine and New Brunswick Electrical Power Company, Limited.

        There has been no arrangement in the past year known to the Company, including any pledge by any person of MAM securities, which may result in a change in control of MAM currently or in the future.

        The Company is not aware of any material proceedings to which any Director, Officer or affiliate of MAM, any owner of record or beneficially of more than five percent of the Common Stock of MAM, or any associate of any such Director, Officer or affiliate of MAM, or security holder, is a party adverse to MAM or any of its subsidiaries or has a material interest adverse to MAM or any of its subsidiaries.

PROPOSAL (1)

ELECTION OF DIRECTORS

        MAM's Articles of Incorporation authorize the Board of Directors or the Stockholders to fix the number of Directors from time to time, provided that the number of Directors may not be less than nine or more than eleven, except in certain extraordinary circumstances set forth in the "Articles of Incorporation." In accordance with the Articles, the Board of Directors has fixed the number of Directors at eleven. We currently have ten Directors, of which three have a term of office that will expire with the upcoming Annual Meeting on May 11, 2004. On August 2, 2002, the Board appointed J. Nicholas Bayne to fill the vacancy created by the retirement of Paul R. Cariani and to serve until the 2004 Annual Meeting. On May 30, 2003, Stockholders voted for David N. Felch to serve until the 2004 meeting, following the Board's appointment of David N. Felch to the Board of Directors effective January 24, 2003. Richard G. Daigle's three-year term expires in 2004 and is up for re-election to the Board of Directors.

        The Board is divided into three classes of directorships, with Directors in each class serving staggered three-year terms. One class is elected each year for a three-year term. There are currently three Directors whose terms will expire at the 2004 Annual Meeting. The three nominees are named in the table set forth below. The Stockholders are asked to elect Messrs. Bayne, Felch and R. Daigle, all of whom have been duly nominated by the Board of Directors, to serve a term of office until the 2007 Annual Meeting of Stockholders and their respective successors have been elected and qualified.

        The shares represented by the Proxies, which are executed and returned without direction, will be voted at the meeting for the election of Directors of the persons named as nominees in the table set forth below. However, in the event that Directors are to be elected by cumulative voting, shares represented by the Proxies, which are executed and returned without direction will be voted at the meeting in the discretion of the Proxy holders, as to the manner in which votes represented thereby will be distributed among such nominees. All of the nominees have indicated their willingness to serve as Director until the expiration of their respective terms and until their successors shall have been duly chosen and qualified.

        Should any of the nominees for the office of Director become unable to accept a nomination or election, which is not anticipated, it is intended that the persons named in the accompanying form of Proxy will vote for the election of such other person as the Board of Directors may recommend in the place of such nominee. Nominees for Director who receive the greatest number of votes by Common Stockholders entitled to vote, even though not a majority of the votes cast, shall be elected. Therefore, abstentions and broker non-votes have no effect on the election of Directors.

NOMINEES AND CURRENT DIRECTORS BY CLASS

Name and Business Experience for Last 5 Years	Age	Year First Elected Director
(Nominees for terms expiring in 2007—Class II)
J. NICHOLAS BAYNE (for re-election)(1)(6)
President and Chief Executive Officer of Maine & Maritimes Corporation since March 7, 2003
Presque Isle, Maine
President and Chief Executive Officer of Maine Public Service Company since September 1, 2002
Presque Isle, Maine
President, Maine Public Service Company
Since May 15, 2002
Presque Isle, Maine
President-Elect of Maine Public Service Company
March 18, 2002 to May 14, 2002
Presque Isle, Maine Public Service Company
Executive consultant to the energy, utilities, and energy-software Industries, 2001 to 2002
Charlotte, North Carolina
Chief Executive Officer and Director, Aspect, LP, (energy software/FAS 133 solution development firm) 2001
Houston, Texas
Senior Vice President of Strategic Advisory Services Energy E-Comm.com, 2000 to 2001 (energy and strategic consulting practice) Charlotte, North Carolina
Senior Vice President for Energy Sales and Operations and Director of Duke Solutions, Inc., Duke Energy's unregulated retail energy services company, 1997 to 2000 Charlotte, North Carolina	50	2002

RICHARD G. DAIGLE (for re-election)(2)(3)(6) Chairman and CEO since before 1998, Daigle Oil Company (retail and wholesale distributor of petroleum products) Fort Kent, Maine	56	1994
DAVID N. FELCH (for re-election)(2)(4)(6) Senior Partner since before 1998 Felch & Company, LLC (Certified Public Accountants) Caribou, Maine	59	2003
(Directors whose terms expire in 2006—Class I)
ROBERT E. ANDERSON(4)(6) Chairman of the Board, Chief Financial Officer, since before 1998 F. A. Peabody Company (Insurance) Houlton, Maine	66	1993
MICHAEL W. CARON(2)(4)(6) Chief Financial Officer Catholic Charities Maine (Social service agency of the Diocese of Portland) Falmouth, Maine, since 2002 Mr. Caron was not employed between 2000 and 2002. Controller, Central Maine Power Company, 1996-2000 Managing Director—Finance NYNEX, Boston, Massachusetts, 1994-1996.	56	2003
NATHAN L. GRASS(3)(5)(6) President since before 1998, Grassland Equipment, Inc. (holding company for personal investments) Presque Isle, Maine	65	1983
(Directors for terms expiring in 2005—Class III)
D. JAMES DAIGLE(3)(5)(6) President since before 1998 D & D Management Co. (real estate investment and management company, which is currently inactive) Orlando, Florida	68	1973
DEBORAH L. GALLANT(3)(5)(6) President & CEO since before 1998, D. Gallant Management Associates (Management Consultants) Portland, Maine	51	1994
G. MELVIN HOVEY(1)(2)(4)(6) Chairman of the Board of MPS since 1998 and now also MAM Presque Isle, Maine	74	1981
LANCE A. SMITH(2)(5)(6) President and Co-owner since before 1998 Smith Farms, Inc. (agricultural farm; broccoli is currently its principal crop) Presque Isle, Maine	52	2002

(1)
Mr. Hovey is Director; Chairman of the Board of Maine & Maritimes Corporation; and Chairman of Boards of its Subsidiaries: Maine Public Service Company, Maine and New Brunswick Electrical

  Power Company, Ltd., Maine & Maritimes Energy Services (dba, The Maricor Group), and Maricor Ltd. Mr. Bayne is President of Maine & Maritimes Corporation and its Subsidiaries: Maine Public Service Company, Maine and New Brunswick Electrical Power Company, Ltd., Maine & Maritimes Energy Services (dba, The Maricor Group), and Maricor Ltd.

(2)
Member of the Audit Committee.

(3)
Member of the Performance and Compensation Committee.

(4)
Member of the Pension and Benefits Committee.

(5)
Member of the Corporate Governance Committee.

(6)
Member of the Strategic Planning Committee.

DIRECTORS AND COMMITTEE MEETINGS

        The initial organizational meeting of the Board of Directors of Maine & Maritimes Corporation (MAM) was held March 7, 2003 and a total of seven additional MAM Board meetings were held during the year. As the result of reorganization into a holding company structure, Maine Public Service Company (MPS) became a direct subsidiary of MAM, effective June 30, 2003. MPS's Board met nine times during the year. As part of the July 2003 MAM Board of Directors meeting, a day-long orientation session was held to familiarize all Directors with MPS's operations. MAM's Board of Directors regularly meets in Executive Session without members of Management to discuss various business-related issues. Directives and/or policies approved by the Board in Executive Session are communicated, as appropriate, to the Chief Executive Officer and/or Chief Legal Officer for their information and/or implementation.

        Mr. David N. Felch was appointed to the Board of Directors, effective January 24, 2003 and was assigned to the Pension and Benefits Committee and the Audit Committee. Michael W. Caron was elected to the Board on May 30, 2003, replacing J. Paul Levesque who retired after serving 18 years on the MPS Board of Directors. Mr. Caron was assigned to the Pension and Benefits Committee and the Audit Committee. Mr. J. Gregory Freeman resigned on May 30, 2003. Directors currently serving dual positions on the Maine & Maritimes Corporation Board of Directors and the Maine Public Service Company Board of Directors include: Robert E. Anderson, J. Nicholas Bayne, Michael W. Caron, D. James Daigle, Richard G. Daigle, David N. Felch, Deborah L. Gallant, Nathan L. Grass, G. Melvin Hovey, and Lance A. Smith. MAM and MPS Directors currently serving on the Board of Directors of Maine and New Brunswick Electrical Power Company, Ltd., Maine & Maritimes Energy Services, and Maricor Ltd include J. Nicholas Bayne and G. Melvin Hovey.

        The Maine & Maritimes Corporation Board of Directors has five standing committees.

    •
    Audit Committee;

    •
    Strategic Planning Committee;

    •
    Pension and Benefits Committee;

    •
    Corporate Governance Committee (which also acts as the nominating committee); and

    •
    Performance and Compensation Committee

Audit Committee

        The members of the Audit Committee are: Richard G. Daigle, the chairperson, Michael W. Caron, David N. Felch, G. Melvin Hovey, and Lance A. Smith. All members of the Audit Committee are independent in accordance with the current definition in Rule 121 of the American Stock Exchange. During 2003, the Audit Committee held eleven meetings, three of which were telephonic, and one which was held jointly with the Corporate Governance Committee. In an attempt to strengthen financial proficiency on the Audit Committee, Mr. Felch was assigned to the Audit Committee in January, 2003. Mr. Michael W. Caron was elected a Class I Director and assigned to the Audit Committee in May, 2003 and later declared the Audit Committee's Financial Expert. In May 2003, Mr. D. James Daigle, per his request, was reassigned to the Corporate Governance Committee. The Audit Committee recommends to the Board of Directors the engagement of Maine & Maritimes Corporation's independent auditors, provides independent oversight with respect to financial reporting and internal controls, the internal audit function and the independent auditors, determines whether the independent auditors are independent and makes recommendations on audit matters and internal controls to the Board of Directors. The Charter of the Audit Committee is attached as Appendix A. The Audit Committee regularly meets in Executive Session without Management, meets in Executive

Session individually with the Chief Executive Officer and Chief Financial Officer, and also meets in Executive Session without Management to discuss issues with the Company's Auditor.

Strategic Planning Committee

        At the December 5, 2003 MAM Regular Board of Directors meeting, the membership of the Strategic Planning Committee was increased to include all members of the Board of Directors. The members of the Strategic Planning Committee are G. Melvin Hovey, the chairperson, Robert E. Anderson, J. Nicholas Bayne, Michael W. Caron, D. James Daigle, Richard G. Daigle, David N. Felch, Deborah L. Gallant, Nathan L. Grass, and Lance A. Smith. During 2003, the Strategic Planning Committee held seven meetings, three of which were held jointly with all Directors. The Strategic Planning Committee considers all matters of strategic importance including, without limitation, matters related to the Company's strategy, mergers and acquisition activities, budgets, operations, customer relations, system security and reliability, and other significant regulatory, transactional, business or political matters of strategic significance. The Committee typically meets the day before the MAM Board of Director meetings and, as a Committee of the whole Board, it serves as a detailed work session for issues regarding, but not necessarily limited to, strategic planning, operational issues, regulatory affairs, and capital structure objectives to come before the Board.

Pension and Benefits Committee

        The members of the Pension and Benefits Committee, formerly the Pension Investment Committee, are Robert E. Anderson, the chairperson, Michael W. Caron, David N. Felch, and G. Melvin Hovey. Mr. David N. Felch was assigned to the Pension and Benefits Committee in January, 2003. Mr. J. Paul Levesque retired from the Board and the Pension and Benefits Committee in May, 2003 and was replaced by Mr. Michael W. Caron. During 2003, the Pension and Benefits Committee held six meetings. The Pension and Benefits Committee reviews the management of the Company's pension fund by the pension fund trustee and makes recommendations with respect to the management of such fund to the Board and Management as it deems necessary. The Pension and Benefits Committee also makes recommendations in connection with the Company's Pension Plan and 401(k) Plan. In addition, the Committee is responsible for oversight of employee health care and insurance-related benefits and closely coordinates with the Performance and Compensation Committee to ensure equitable total compensation structures throughout the Company.

Corporate Governance Committee

        The members of the Corporate Governance Committee are Deborah L. Gallant, the chairperson, D. James Daigle, Nathan L. Grass, and Lance A. Smith. Mr. D. James Daigle joined the Corporate Governance Committee, replacing Mr. J. Gregory Freeman who resigned on May 30, 2003. The Corporate Governance Committee held six meetings during 2003. The Committee considers matters related to corporate governance and formulates and periodically revises principles for Board governance, recommends to the Board of Directors the size and composition of the Board of Directors within the limits set forth in the Articles of Incorporation and By-laws and recommends potential successors for the position of Chairman of the Board. This Committee also considers nominees, who are either submitted by Stockholders or otherwise, for the Board of Directors and makes recommendations to the Board who may, in turn nominate the candidates for election by the Stockholders. Stockholder nominations of Directors, intended for inclusion in the 2005 Proxy and Proxy Statement must be submitted to the Clerk of Maine & Maritimes Corporation, P. O. Box 789, Presque Isle, Maine 04769-0789. The Clerk will forward such nominations to the Corporate Governance Committee. Nominations received from Stockholders after December 3, 2004, are not required to be considered at the 2005 Annual Meeting.

        The Charter of the Corporate Governance Committee is attached as Appendix B. All members of the Corporate Governance Committee are independent in accordance with the current definition in Rule 121 of the American Stock Exchange.

Performance and Compensation Committee

        The members of the Performance and Compensation Committee are Nathan L. Grass, the chairperson, D. James Daigle, Richard G. Daigle, and Deborah L. Gallant. The Performance and Compensation Committee held seven meetings during 2003 and consists of all independent Directors. The Performance and Compensation Committee sets financial and operating performance standards for consideration and approval by the Board of Directors, including performance benchmarks associated with executive incentive compensation. The Committee develops salary and other compensation recommendations for the position of Chief Executive Officer of Maine & Maritimes Corporation. These recommendations are developed in Executive Session without the presence of the CEO and are based on CEO performance reviews undertaken by the Committee. The Committee is responsible for independently recommending all other MAM and MPS Executive Officers salaries and other compensation, as well as setting overall enterprise-wide compensation philosophies, utilizing input from the CEO. The Committee's independent recommendations are made to the Board of Directors for consideration and action in Board of Director meeting Executive Session without the CEO or any Executive Officer.

        As a part of the Committee's annual responsibilities they develop succession plans for the position of CEO and work with the CEO to develop succession plans for all key Executive Officer positions. In addition, the Committee researches and develops recommendations to the Board of Directors concerning compensation for outside Directors. The Charter of the Performance and Compensation Committee is attached as Appendix C.

Joint Committee Meetings

        On January 13, 2003, a special teleconference meeting between the President and CEO, the Board Chairperson, Audit Committee Chairperson, and Corporate Governance Committee was held to discuss new criteria for selecting a financial expert to enhance the expertise of the Audit Committee. On January 23, 2003, the Audit and Corporate Governance Committees conducted candidate interviews for a financial expert. The members of the Audit and Corporate Governance Committees met to discuss candidate interviews and jointly developed recommendations for the Governance Committee's recommendation to the Board of Directors.

        On November 6, 2003, the Audit and Strategic Planning Committees met jointly to review analysis and proposals for a new financial and information technology system. Based on potential options and lifecycle cost analyses, the Committees jointly approved for recommendation to the Board of Directors an investment in a new financial information system, which includes a utility enterprise management system.

        On December 4, 2003, a joint Maine & Maritimes and Maine Public Service Strategic Planning Committee meeting was held to discuss proposed holding company and subsidiary operating and capital budgets. All Directors were in attendance.

        During 2003, all Directors attended 75% or more of the aggregate number of meetings of the Board of Directors and Committees on which they serve. Actual overall attendance was 97%.

BUSINESS RELATIONSHIPS AND TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

        No Director, or any Executive Officer, has any business relationships with MAM, nor in 2003 has any of them entered into any transaction with MAM, nor in 2003 has any of them been indebted to MAM, in all cases at or greater than the minimum threshold for SEC reporting.

AUDIT COMMITTEE REPORT

        The Audit Committee, consisting of all independent Directors, has reviewed and discussed with Management the Company's 2003 audited financial statements. It has discussed with the firm of PricewaterhouseCoopers, LLP, ("PWC") the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, and has received from PWC the written disclosure and letter required by Independence Standards Board Standard No. 1. The Audit Committee has discussed with PWC the firm's status as an independent auditor. Based on this review and these discussions, the Audit Committee has recommended to the Company's entire Board of Directors that the Company's financial statements, audited by PWC, be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The Audit Committee has also made every effort to conform with new requirements of the Sarbanes-Oxley Act of 2002 (the "Act") concerning Audit Committee composition, governance and responsibilities. The Company continues to monitor SEC and American Stock Exchange rule issuances resulting from the Act to ensure continuing compliance.

        The Audit Committee pre-approves all audit and non-audit services rendered by PWC permissible under the Act. The Audit Committee does not consider that PWC's provision of services involving matters other than auditing the Company's financial statements in any way impairs PWC's status as an independent auditor of the Company's financial statements.

        All five members of the Audit Committee are independent as defined under Section 121(A) of the AMEX's listing standards. At least one member of the Audit Committee has the required experience in finance and accounting, as required under Section 121(B) (b) of the AMEX listing standards. On September 5, 2003, Michael W. Caron was designated by the Company's Board of Directors as the Audit Committee's "financial expert" as that term has been defined by the SEC under the Act.

                    Richard G. Daigle, Chairperson
                    Michael W. Caron, Financial Expert
                    David N. Felch
                    G. Melvin Hovey
                    Lance A. Smith

                    Members, audit committee

AUDIT FEES

        The aggregate fees billed for services rendered by PWC for the audit of the annual financial statements of the Company and its predecessor for fiscal years 2002 and 2003 and reviews of the financial statements in the Company's Form 10-Q for those fiscal years were $128,000 and $163,619, respectively. The fees in 2003 include filings with the Securities and Exchange Commission primarily related to the formation of Maine & Maritimes Corporation, totaling $24,602.

  Audit Related Fees

        For fiscal years 2002 and 2003, the aggregate fees billed for services rendered by PWC for assurance and related services, which are reasonably related to the performance of the audit or review of the financial statements of the Company and its predecessor, were $18,850 and $45,189, respectively, broken down as follows:

	2002	2003
Audits of the Company's pension plan & nonunion retirement savings plan (401(k))	$13,600	$24,098
Other services regarding tax-exempt bond filings	5,250	12,831
Other audit related services	0	8,260

Total	$18,850	$45,189

  Tax Fees

        For fiscal years 2002 and 2003, the aggregate fees billed for services rendered by PWC for professional services for tax compliance, tax advice and tax planning for the Company and its predecessor were $16,540 and $9,603, respectively, broken down as follows:

	2002	2003
Tax services for review of corporate tax return and earnings and profits (2 yrs in 2002)	$12,715	$7,100
Other tax consulting services	3,825	2,503

Total	$16,540	$9,603

  All Other Fees

        For fiscal years 2002 and 2003, there were no services, in addition to those listed above, rendered by PWC for services that did not involve auditing and reviewing the Company's financial statements.

EXECUTIVE COMPENSATION

        The following summary compensation table sets forth the total compensation paid by the Company and its subsidiaries in 2001, 2002, and 2003 to J. Nicholas Bayne, the Company's President and Chief Executive Officer; and to the other persons listed below. Except as listed, no other Executive Officer or employee of the Company had an annual compensation of more than $100,000 during the Company's last fiscal year, ended December 31, 2003.

Summary Compensation Table

Annual Compensation (1)
Name & Principal Position	Year	Salary ($)	Bonus (2) ($)	Other Annual (4) Compensation ($)	All Other Compensation

J. NICHOLAS BAYNE
President and Chief Executive Officer
Maine & Maritimes Corporation
Maine Public Service Company
President
Maine & New Brunswick Electrical Power Company, Ltd.
Maine & Maritimes Energy Services
(dba, The Maricor Group)
Maricor Ltd.	2003 2002	175,739 138,308	52,578 0	3,098 156	0 0
LARRY E. LAPLANTE Vice President, Chief Accounting Officer and Controller (MAM) Maine & Maritimes Corporation Vice President, Chief Accounting Officer and Controller Maine Public Service Company	2003 2002 2001	120,000 116,199 109,356	2,726 8,661 11,743	2,651 2,680 2,589	0 0 0
WILLIAM L. CYR (3) Vice President, Engineering and Asset Management (MPS) Vice President, Power Delivery (MPS)	2003 2002	112,000 103,685	2,437 7,270	2,364 2,285	0 0
CALVIN D. DESCHENE General Manager, Energy Atlantic	2003 2002 2001	100,000 94,180 83,885	12,275 11,347 25,485	2,386 2,190 2,250	0 0 0
JOHN P. HAVRILLA Vice President, Business Development And Unregulated Businesses (MAM)	2003	110,000	5,000	108	0

(1)
The Company does not provide any long-term compensation.

(2)
Refer to the Performance and Compensation Committee report on executive compensation, beginning on Page 18.

(3)
Resigned January 9, 2004.

(4)
The amounts in this column include the following:

Name	Year	401(k) Match (a)	Group Term Life(b)	Total

J. Nicholas Bayne	2003 2002	2,751 0	347 156	3,098 156
Larry E. LaPlante	2003 2002 2001	2,458 2,497 2,425	193 183 164	2,651 2,680 2,589
William L. Cyr	2003 2002	2,290 2,220	74 65	2,364 2,285
Calvin D. Deschene	2003 2002 2001	2,248 2,112 2,189	138 78 61	2,386 2,190 2,250
John P. Havrilla	2003	0	108	108

(a)
The Company's match under the 401(k) plan.

(b)
Value of insurance previously paid by the Company for Term Life Insurance in an amount equal to annual salary.

        As of March 15, 2004, the Company had in effect employment retention agreements with J. Nicholas Bayne, President & Chief Executive Officer; Kurt A. Tornquist, Senior Vice President & Chief Financial Officer; Brent M. Boyles, Senior Vice President and Chief Operating Officer for Maine Public Service Company; Larry E. LaPlante, Vice President, Chief Accounting Officer and Controller; Calvin D. Deschene, General Manager of Energy Atlantic; and John P. Havrilla, Vice President, Business Development and Unregulated Businesses. The term of each of these agreements extends through December 31, 2005. With the exception of Mr. Bayne's and Mr. Deschene's agreement, under these agreements, should a change of control event occur and the acquiring Company terminate the employment of the above listed Executive Officers within two years following such change in control; the Company will pay the executive an amount equal to two times the executive's then current salary. The agreements also provide for the continuation of the executive's benefits under the then current health, life and disability (but not pension) for two years after termination. Mr. Bayne's agreement is for a period of three years providing for the payment of three times his current salary with no continuation of benefits. Under Mr. Bayne's agreement he retains the right to continue employment or request an immediate lump sum payment in the event of a change in control. Mr. Deschene's agreement is for a period of one year providing for the payment of one times his current salary in the amount he would have been entitled under Energy Atlantic's incentive compensation plan, and the provision of benefits for a two-year period. The employment retention agreements are discussed more fully in the section entitled "Performance and Compensation Committee Report on Executive Compensation," on Page 18.

STOCK OPTION PLAN

        With the approval by the Company's Stockholders at the 2002 Annual Meeting, the Company adopted the 2002 stock option plan. The 2002 plan provides designated employees of the Company and its subsidiaries with stock ownership opportunities and additional incentives to contribute to the success of the Company, and to attract, reward and retain employees of outstanding ability. The plan is administered by the members of the Performance and Compensation Committee of the Board, who are not employees of the Company or any subsidiaries. The Company may grant options to its employees for up to 150,000 shares of Common Stock, provided the maximum aggregate number of shares which may be issued under the plan pursuant to incentive stock options shall be 120,000 shares. The exercise price for shares to be issued under any stock option shall not be less than one hundred percent (100%) of the fair market value of such shares on the date the option is granted. An option's maximum term is ten (10) years. The Board, based on a recommendation of the Performance and Compensation Committee, and full concurrence of J. Nicholas Bayne, modified the grant agreement to the Company's President and Chief Executive Officer, from an aggregate of 52,500 shares to be awarded after three years in equal installments spread over seven years with immediate vesting of all options in the event of a merger or acquisition. The revised allocation allocates 5,250 shares per year for ten years with a three-year vesting period and maturing only of those options issued in the event of a change of control. A total of 10,500 options have been granted to J. Nicholas Bayne, 5,250 options granted in 2003 and in 2002. The Company expenses all options at the time of the grant, even though the options are not vested for a three-year term post the grant.

Option/SAR Grants in Last Fiscal Year (2003)

Name	Number of Securities Underlying Options/SARs Granted(#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value $ (1)

J. Nicholas Bayne	5,250	100	32.51	05-30-2013	$20,999

(1)
Present value per share as of grant date calculated using Black-Scholes Valuation Model with the following assumptions: 20% expected volatility, 3.02% risk-free rate of return, 4.55% dividend yield, and exercise at the end of seven (7) years from date of grant.

RETIREMENT PLAN

        Pension costs are not and cannot be readily allocated to individual employees. The Company normally contributes 100% of the remuneration of plan participants. The following pension plan table shows the estimated annual benefits payable upon retirement:

Pension Plan Table
In Dollars

	Annual Benefits for Years of Service
Highest Average Annual Three Consecutive Years Base Salary (1)	15 yrs	20 yrs	25 years	30 yrs or more

120,000	21,186	31,686	42,186	52,686
140,000	26,436	38,686	50,936	63,186
160,000	31,686	45,686	59,686	73,686
180,000	36,936	52,686	68,436	84,186
200,000	42,186	59,686	77,186	94,686

(1)
Because of requirements of the Internal Revenue Code, annual compensation that can be used in calculating retirement benefits is limited to a maximum of $200,000 in 2003.

        The compensation covered by the pension plan consists of the participant's highest average annual three consecutive year's salary, which corresponds to the salary shown on the Summary Compensation Table above. Benefits under the pension plan are computed based on a straight-life annuity and are subject to benefits under the Federal Social Security Act. The table above reflects benefits after the Social Security offset.

        The estimated annual benefits payable upon retirement to the Company's current Executive Officers, Messrs. Bayne, LaPlante, Cyr, Deschene and Havrilla were $36,394, $52,686, $48,486, $42,186,

and $26,899 respectively. These amounts are based upon the assumption that these Officers will continue their employment at their salary rate at January 1, 2004, until their normal retirement dates and the Company's retirement plan will continue in effect. As of January 1, 2004, Messrs. Bayne, LaPlante, Cyr, Deschene and Havrilla had less than approximately two years, 19 years, 20 years, 23 years and less than two years, respectively, in the plan.

        Directors who are not employees of the Company are not eligible to participate in the Company's retirement plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires a company's directors and executive officers and persons who own more than ten percent of the registered class of the Company's equity securities to file with the SEC and the American Stock Exchange initial reports of changes in ownership of common stock of the company. Officers, directors and greater than ten-percent beneficial owners are required by the SEC to furnish the company with copies of all Section 16(a) forms they file.

        Section 16(a) also requires a company's directors and executive officers and persons who own more than ten percent of the registered class of the Company's equity securities to file with the SEC and the American Stock Exchange initial reports when they take such offices or acquire such quantity of securities. Such reports have not been filed until recently by persons with such positions, in neither MAM nor MPS. For all but one position, such forms were first filed in 2004. Forms were due in 2003 for the following persons:

Robert E. Anderson	Director
J. Nicholas Bayne	President, Chief Executive Officer and Director
Michael W. Caron	Director
D. James Daigle	Director
Richard G. Daigle	Director
David N. Felch	Director
Deborah L. Gallant	Director
Nathan L. Grass	Director
G. Melvin Hovey	Director; Chairman of the Board
Lance A. Smith	Director
Larry E. LaPlante	Vice President, Chief Accounting Officer, Controller, Clerk, Assistant Treasurer and Assistant Secretary
Kurt A. Tornquist	Senior Vice President and Chief Financial Officer
John P. Havrilla	Vice President, Business Development and Unregulated Businesses
Scott L. Sells	General Counsel, Secretary and Assistant Clerk
Brent M. Boyles	Senior Vice President, Operations, of MPS
Calvin D. Deschene	General Manager, Energy Atlantic

        Except as stated in the immediately preceding paragraph, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2003, all such Section 16(a) filing requirements were complied with.

DIRECTORS' COMPENSATION

        Effective December 5, 2003, the Maine & Maritimes Corporation Board of Directors approved the 2004 Directors' Fee Structure without increase or change. The structure closely tracks a level 85% of the Directors fees for small utilities and energy companies as published by the National Association of Corporate Directors' (NACD) "Directors Compensation Survey for 2002-2003. The Board also agreed to hold bi-monthly Strategic Planning and Regular Board of Directors meetings every other month, and a minimum of four Committee meetings per year, once each quarter, with flexibility to hold special Committee meetings and teleconference meetings, as required. Additional details concerning Directors' compensation can be found in the Performance and Compensation Committee Report on Executive Compensation found on Page 18, herein.

        The fees are as follows:

Effective Since September 1, 2002 (Dollars)
Annual Retainer—Chairperson	15,000
Annual Retainer—Other	10,000
Committee Chairs—Annual	800
Meeting Attendance—Per Meeting	800
Committee Meetings—Per Meeting	800
Committee Meetings—(Same Day as Board Meeting) — Per Meeting	800
Telephonic Meetings—Per Meeting	300
Stock Grant—Annual	3,000

        A Deferred Compensation Plan for Outside Directors has been in place since 2000. Under the Plan, participants may defer up to 100% of their retainer, meeting, and committee chairperson fees. The Company establishes an account for the deferred Director fees and adjusts the account balance for fees deferred and by the value of a deemed investment on five-years U.S. Treasury Notes or the Company's Stock. Such deferred amounts will be paid to the Director or to a designated beneficiary in a lump sum or an equal monthly payment over ten years when the Director ceases to serve on the Company's Board of Directors.

        At the November 7, 2003 Maine & Maritimes Corporation Regular Board meeting, Directors approved a resolution to establish a "rabbi trust" under the MPS Deferred Compensation Plan for Outside Directors and under the supplemental retirement arrangement for G. Melvin Hovey (the Plans), through which the Company may, from time to time, fund its obligations through the Plans, and shall, in the event of a change-in-control of the Company, immediately fund such obligations in full. It was further resolved that the Maine Public Service Company Deferred Compensation Plan be renamed the "Maine & Maritimes Corporation Deferred Compensation Plan for Outside Directors." The appropriate Officer of the Company, so designated with this responsibility, was granted the authority to take such further action as may be necessary or desirable to effectuate the resolutions, including but not limited to, the execution of Plans and trust documents and the appointment of an independent trustee.

PERFORMANCE AND COMPENSATION COMMITEE INTERLOCKS AND INSIDER PARTICPATION

        The members of the MAM Performance and Compensation Committee during the fiscal year 2003 were Messrs. N.L. Grass, R.G. Daigle, D.J. Daigle and Ms. D.L. Gallant, none of whom are now, or have ever been, employees or officers of the Company. Except for their positions as Directors, Messrs. N.L. Grass, R.G. Daigle, D.J. Daigle and Ms. D.L. Gallant, have not engaged and are not proposing to engage, in any transactions with the Company in which they have a direct or indirect material interest. None of the Company's executives served as directors of any other entity under conditions requiring disclosure in this Proxy Statement.

PERFORMANCE AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Board of Directors' Performance and Compensation Committee (formerly the Executive Compensation Committee) consists of all independent directors. The Committee is responsible for:

  •
  Development and recommendation of executive compensation levels for Officers, as well as incentive compensation plans for Officers, Managers and employees, including performance measurements and goals for consideration by the Board of Directors;

  •
  Development and recommendation of executive compensation philosophies and plans for consideration by the Board of Directors;

  •
  Development and recommendation of Director compensation for consideration by the Board of Directors;

  •
  Administering the Company's Stock Option Plan approved by the Board of Directors and Shareholders during the Maine Public Service Company 2002 Annual Meeting;

  •
  Administering all Board approved executive, manager and employee incentive compensation plans;

  •
  Evaluating the CEO's annual performance; and

  •
  Development and monitoring of executive succession planning and executive development.

        The Committee met on May 29, 2003, to discuss compensation philosophies and develop recommendations for salary adjustments for all Executive Officers for the twelve months beginning June 1, 2003. This is the report of the Performance and Compensation Committee describing the Company's executive compensation program and the basis upon which compensation determinations were made.

Compensation Policies

        In order to ensure retention and recruitment of superior management talent, the Committee believes that total executive compensation should be competitive among similar positions within similar-sized utility and utility-based holding companies within the New England region. Executive compensation should be aligned with corporate performance and should be market-based. The Committee desires to increase the percentage of executive compensation "at risk" over the next several years. The Committee believes that a significant portion of executive compensation should be dependent upon achievement of annual financial goals, the actual financial condition of the Company, and creation of long-term shareholder value. In 2003, the Committee began the process of migrating toward more performance-based compensation.

        Executive compensation consists of a base salary, incentive compensation, performance bonuses and stock options. Bonuses may be provided to Executive Management, other than the CEO, based on performance evaluations by the CEO, his recommendation to the Performance and Compensation Committee, and their recommendation to the Board of Directors. The CEO may be provided a bonus based on his performance evaluation by the Performance and Compensation Committee and their recommendation to the Board of Directors. The Company does not offer a long-term incentive program. The Performance and Compensation Committee can recommend issuance of stock options for executives to the Board of Directors. Currently, only the CEO receives stock options, as later described. Specific salaries, incentive compensation, and bonuses for all executives with compensation over $100,000 are detailed in the Summary Compensation Table on Page 14.

Executive Officers' Base Annual Salary

        The Committee reviewed executive salaries and total executive compensation packages of other smaller investor-owned utilities within New England, including but not necessarily limited to Green Mountain Power Corporation, Central Vermont Public Service Corporation and Unitil. Given the diversity and wide range of executive salaries in the region, the Committee did not use any specific quantitative measures or percentiles to set executive salaries. Rather, judgment was used to ensure salaries are both aligned with Shareholder interests and competitive, to ensure necessary executive retention and recruitment. In all cases, executive salaries are less than regional comparisons for similar executive positions.

        Specific executive salary recommendations were based on an evaluation of both the market value of the position, as well as the individual's qualifications, experience, and proven performance. The Committee independently developed a recommendation of the CEO's base salary. The CEO recommended to the Committee the base salary for other Executive Officers for the Committee's consideration and ultimate recommendation to the Board of Directors. As a part of this process, the CEO reviewed performance evaluations of executives with the Committee.

        Based on the Committee's desire to migrate to increased executive "at risk" compensation, the Committee recommended to the Board of Directors that all executive salaries be frozen in 2003 at their existing annual level, with the exception of promotions. Specific recommended promotions from the Committee to the Board of Directors included: (a) Kurt A. Tornquist promoted to Senior Vice President and Chief Financial Officer of Maine & Maritimes Corporation and Maine Public Service Company at a recommended annual salary of $100,000 per year and (b) Mr. Brent M. Boyles promoted to Senior Vice President, Operations for Maine Public Service Company at a recommended annual salary of $100,000 per year. The Committee's 2003 executive salary recommendations, including the promotions, were adopted by the entire Board, without material modification, on May 30, 2003, effective June 1, 2003.

        On January 8, 2004, the Performance and Compensation Committee approved the CEO's recommendations to promote Brent M. Boyles to Senior Vice President and Chief Operating Officer for Maine Public Service Company and Tim D. Brown to Vice President, Engineering, Corporate Planning & Regulatory Affairs for Maine Public Service Company. The Performance and Compensation Committee recommended on January 8, 2004 to the Board of Directors these positions at annual salaries of $105,000 and $95,000, respectively. The Board approved the Committee's recommendations effective January 12, 2004.

        On March 5, 2004, the Performance and Compensation Committee approved the CEO's recommendation to promote Annette N. Arribas to Vice President Corporate Compliance and Investor Relations. The Performance and Compensation Committee recommended on March 5, 2004, to the Board of Directors this position at an annual salary of $85,000. The Board approved the Committee's recommendations effective March 8, 2004.

Incentive Compensation Plan and Bonuses

        The Performance and Compensation Committee reviewed the results of the Maine Public Service Company's 2002 Incentive Compensation Plan for executives during its March 7, 2003 meeting. Plan elements for 2002, for payment in 2003, included achievement of the following goals:

  •
  Targeted stock price;

  •
  Targeted net income;

  •
  Targeted expenditure control level;

  •
  Various customer satisfaction and service quality indices;

  •
  Customer retention and economic development goals;

  •
  Safety and wellness goals;

  •
  Employee satisfaction targets; and

  •
  Full compliance with Maine Public Utilities Commission's standards of conduct.

        Four of the eight goals were met in full and one met at the 50% level. As a result, the Committee recommended to the Board of Directors a payout of 2.35% of base salary. However, some members of Senior Management received a prorated amount based on active contribution time and promotions. The total executive incentive compensation payout for 2002 was $12,715.32, distributed among six Executive Officers. The Committee's incentive compensation recommendations were adopted by the entire Board, without material modification, on March 7, 2003 for payout on effective May 29, 2003.

        In 2003, the Committee altered the executive incentive compensation plan requiring that a target net income be achieved before the plan was in effect for both executives and all staff. The net income target was not achieved; therefore, no 2004 payout was approved for the 2003 Plan. Based on the Committee's goal of increasing the percentage of total compensation "at risk," a revised incentive compensation plan for 2004, for payout in 2005, has been developed. The 2004 Executive Incentive Compensation Plan focuses on the achievement of four specific financial targets:

  •
  Net Income;

  •
  Targeted Earnings Per Share;

  •
  Targeted Free Cash Flow; and

  •
  Targeted Return on Capital Employed.

        Based on recommendations by the CEO to the Performance and Compensation Committee, performance bonuses of $5,000 each were recommended to the Board of Directors for John P. Havrilla, Vice President, Business Development and Unregulated Businesses and Brent M. Boyles, Senior Vice President, Operations for Maine Public Service Company (now Senior Vice President and Chief Operating Officer of Maine Public Service Company). A bonus of $2,500 was recommended to the Board of Directors for Mike A. Thibodeau, Vice President, Compliance and Risk Management. These bonuses were approved by the Board of Directors on November 7, 2003 for payout on December 24, 2003.

        In addition, based on the CEO's performance and significant positive impact made on the Company, the Performance and Compensation Committee independently recommended to the Board of Directors a bonus of $50,000 for the CEO. The recommended bonus was based on achievement of a number of key milestones including, but not limited to:

  •
  Formation of Maine & Maritimes Corporation as a holding company;

  •
  Resolution of regulatory issues;

  •
  Reduction and control of operating costs;

  •
  Enhanced operational design and integration of asset management programs;

  •
  Institution of an enhanced technology platform to increase productivity;

  •
  Development of the Company's strategic growth plan; and

  •
  Implementation of the first phase of the Company's growth strategy and achievement of the Company's first acquisition.

        The Committee recommended the proposed CEO bonus to the Board of Directors on November 7, 2003 for payout on December 24, 2003. The Board approved the Committee's recommendation on November 7, 2003.

Stock Option Program

        As a part of the CEO's initial recruitment offer, a total of 52,500 stock options were offered to Mr. Bayne to be distributed equally over 10 years, subject to Shareholder approval. Under the originally proposed stock option terms, after a three-year term, Mr. Bayne would have been granted 7,500 stock options per year for seven years at a June 1, 2002 strike price. In the event of a change of control of the Company, all non-granted stock options would have been immediately granted and vested at the June 1, 2002 strike price. Although the overall plan was approved by Shareholders, due to expressed concerns of Shareholders, Mr. Bayne voluntarily agreed to alter the terms of his employment agreement. The revised stock option terms developed within the approved stock option plan provides that Mr. Bayne be granted 5,250 stock options for each of ten years, at the fair market value on June 1 of the grant year, versus the June 1, 2002 strike price. The initial grant was made on June 1, 2002 and each year's grant requires a three-year vesting period before becoming exercisable. Additionally, in the event of change of control of the Company, only those stock options that have been granted will be vested, versus the vesting of all non-granted shares of the 52,500 stock options. The Company does expense the value of granted options.

        In 2003, 5,250 stock options were granted to the CEO, subject to prior Board approval and the original terms of the Board's offer of employment to the CEO and subsequent revisions by the Board. A total of 10,500 stock options have been granted to the CEO since 2002.

        The CEO and all other members of the Board of Directors are required to achieve an ownership stake in Maine & Maritimes Corporation of at least 500 shares. Stock options do not count toward this minimum. Such shares must be purchased by the CEO or other Director from their personal funds.

Employment Retention Agreements

        As an executive retention benefit, the Performance and Compensation Committee administers, based on approval by the Board of Directors, employment retention agreements for key executives within the Company. These agreements, with the exception of the CEO's and Calvin D. Deschene's, provide for continuing employment for a period of two years after a potential change of control of the Company. Should an acquiring company dismiss the executive without good cause, he or she will receive an amount equal to two times their annual base salary, as well as continued health, life, disability and other employee benefit plans, programs and arrangements (excluding the Pension Plan and the Non-Union Retirement Savings Plan) health care coverage for two years. Mr. Calvin D. Deschene's agreement provides for one year's salary equivalent in a lump sum payment, as well as continued health, life, disability, and other employee benefit plans, programs and arrangements (excluding the Pension Plan and the Non-Union Retirement Savings Plan) in the event of change of control or closure of Energy Atlantic. Mr. Bayne's agreement is for a term of three years and allows Mr. Bayne the option of either continuing his employment in the event of change of control, or requesting a payout under his agreement at his sole discretion, equal to three times his annual base salary. All three forms of agreements, other than the terms of compensation, generally reflect similar terms with the exception of Mr. Bayne's, as noted.

        Executive employment retention agreements in place during 2003 included the following:

Maine & Maritimes Corporation

Mr. James Nicholas Bayne (President and Chief Executive Officer);
Mr. Kurt A. Tornquist (Sr. Vice President and Chief Financial Officer)
Mr. Larry E. LaPlante (Vice President, Chief Accounting Officer and Controller);
Mr. Michael A. Thibodeau (Vice President, Compliance and Risk Management—Resigned 2/27/04); and
Mr. John P. Havrilla (Vice President, Business Development and Unregulated Businesses)

Maine Public Service Company

Mr. Brent M. Boyles (Sr. Vice President, Operations); and
Mr. William L. Cyr (Vice President, Engineering & Asset Management—Resigned 1/9/04)

Energy Atlantic, LLC

Calvin D. Deschene (General Manager)

        Should there be dismissal for cause, the executive will not receive a payout. Termination for cause by the Company of the Executive's employment shall mean: (a) the willful and continued failure by the Executive to substantially perform his duties with the Company after a written notice is delivered to the Executive by the Company, which notice specifically identifies the manner in which the Company believes that the Executive has not substantially performed the Executive's duties; or (b) the willful engaging by the Executive in gross misconduct that is injurious to the Company, monetarily or otherwise (including, without limitation, the Executive's conviction, by a court of competent jurisdiction, of a crime adversely reflecting on the Executive's honesty, trustworthiness or fitness to carry out the responsibilities of his position with the Company). An act, or failure to act, on the Executive's part shall be deemed "willful" where such act is done, or not done, by the Executive: (a) in the absence of good faith; or (b) without a reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company.

        Change of control shall have been deemed to have occurred if the conditions set forth in any one to the following paragraphs shall have been met:

          (a)   any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing fifty percent or more of the combined voting power of the Company's then-outstanding voting securities;

          (b)   a change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the Directors are persons who either (A) are Directors of the Company as of the date hereof or (B) were elected after nomination by a majority of the Directors of the Company on the date hereof and directors so elected previously;

          (c)   any merger or consolidation of the Company, approved by the Stockholders of the Company, with any other Company; other than:

            (A)  any such merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to the merger or consolidation, continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than fifty percent of the combined voting power of the voting securities (entitled to vote generally for the election of Directors) of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, or subsequently at any time as contemplated by or as a result of, such merger or consolidation; or

            (B)  any such merger or consolidation where such merger or consolidation is effected to implement a recapitalization or reincorporation of the Company (or similar transaction) in which no "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) acquires fifty percent or more of the combined voting power of the Company's then-outstanding voting securities;

          (d)   any merger or consolidation of the Company in which the Company is not the continuing or surviving Company or pursuant to which shares of the Company's stock, would be converted into cash, securities or other property; other than a merger or consolidation of the Company in which the stockholders of the Company immediately prior to the merger or consolidation have substantially the same proportionate ownership and voting control of the surviving Company or parent entity immediately after the merger or consolidation;

          (e)   except as described below, the Company ceases to be a reporting Company pursuant to Section 13 (a) of the Securities Exchange Act of 1934 as amended or any similar successor provision;

          (f)    the number of the Company's Outside Directors, as defined below, is decreased by more than fifty percent in any twenty-five month period or the number of the Company's Directors increased in such a manner that the Outside Directors constitute less than a majority of the Board;

          (g)   the Stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale, lease, exchange, liquidation, disposition or other transfer (in one transaction or a series of transactions) by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

          (h)   further, a "Change in Control" shall not be deemed to occur if the conditions set forth in any one of the following sub-paragraphs shall have been satisfied:

            (A)  a merger, consolidation or reorganization of the Company if, upon consummation of such transaction all of the outstanding voting stock of the Company is owned, directly or indirectly, by a holding company, and the holders of the Company's Common Stock immediately prior to the transaction have substantially the same proportionate ownership and voting control of the holding company.

        An executive may be dismissed for "good cause." Termination of an Executive's employment shall mean the occurrence of any one of the following acts unless such act is corrected according to defined terms prior to the termination date specified in a termination notice given in respect thereof or, in the case of paragraph (d) below, such act is not objected to in writing by the Executive within four months after notification by the Company to the Executive of the Company's intention to take the action contemplated by such paragraph (d):

          (a)   the assignment of duties to the Executive which:

      (i)
      are materially different from his duties immediately prior to the Change in Control, or

      (ii)
      result in his having significantly less authority or responsibility than he had prior to the Change in Control;

          (b)   the Executive's removal from, or any failure to re-elect him to, any position he held immediately prior to the Change in Control;

          (c)   a reduction of the Executive's annual base salary in effect on the date of the Change in Control or as the same may be increased from time to time thereafter;

          (d)   the Company's transferring or assigning the Executive to a place of employment more than one hundred miles from Presque Isle, Maine, except where: (1) such transfer or assignment is to a subsidiary or affiliate entity location, consistent with the Executive's duties; and (2) in connection with required business travel to an extent substantially consistent with the Executive's business travel obligations immediately prior to the Change in Control;

          (e)   the Company's failure to provide the Executive with substantially the same health, life and other employee benefit plans, programs and arrangements (specifically including the Company's compensation and incentive plans, as the same may be amended in the future), and substantially the same perquisites of employment, as provided to him immediately prior to the Change in Control or as the same may be increased thereafter;

          (f)    the Company's failure to provide the Executive with substantially the same support staff as provided to him immediately prior to the Change in Control; or

          (g)   the Company's failure to increase the Executive's salary, employee benefits or perquisites of employment in a manner or amount commensurate with increases provided to the Company's other Executive Officers.

        Terms of the agreements continue in effect until the third anniversary of the signature date of the agreement. These agreements require and any successor to the terms of the agreements.

Board of Director Compensation

        Based on the Performance and Compensation Committee's decision to freeze executive salaries for the year 2003, the Committee recommended to the Board of Directors that Directors' compensation also be frozen for the year. The Committee has recommended, and the Board of Directors approved, Director compensation to be based on a target of 85 percent of the annual compensation for small utilities and energy companies, as set forth in the annual "Director Compensation Survey" published by the National Association of Corporate Directors (NACD). The annual compensation for each independent Director is $23,000 per year, based on an attendance at six board meetings and six committee meetings per year. An annual retainer of $15,000 is paid to the Chairman of the Board and other Directors receive retainers of $10,000 per year, not including a $3,000 annual stock grant and $800 per meeting and $300 per telephonic meeting. Committee chairs receive an additional $800 per year fee. For additional details refer to "Directors' Compensation" on Page 17.

Other Perquisites

        The Committee and the Board of Directors have not developed or offered to compensate Executive Officers through the use of perquisites. Although a monthly auto allowance of $400 per month was previously offered to the CEO, no such allowance was provided in 2003.

Succession Planning

        Working with the CEO, the Performance and Compensation Committee has undertaken and maintains on an ongoing basis a succession plan for the position of CEO. In addition, the Committee has directed and the CEO has undertaken succession planning for all key executive positions within the Company. The Company's succession plan is evaluated for necessary changes on an annual basis by the Committee.

Charter

        To ensure compliance with statutory, regulatory and listing requirements, the Performance and Compensation Committee has revised and developed a more comprehensive Charter. The revised Committee Charter is available for review on the Company's web site at www.maineandmaritimes.com. The Committee will continue to evaluate its Charter in order to ensure timely compliance with regulatory developments and align its annual schedule of work to ensure complete execution of the duties of the Committee.

Conclusion

        We believe the Company's executive compensation program appropriately aligns executive compensation with Shareholder interests, individual performance, and our goal of creating increased Shareholder value. The level of executive compensation is believed to be market competitive and is cognizant of the interests of consumers, Shareholders and other constituencies.

                      Compensation Committee Members:
                      Nathan L. Grass, Chairman
                      D. James Daigle
                      Richard G. Daigle
                      Deborah L. Gallant

INDEPENDENT PUBLIC ACCOUNTANTS

        The firm PricewaterhouseCoopers, LLP (PWC), independent public accountants, has been appointed by the Board of Directors for each year since 1996 to examine the accounts of the Company. Representatives of PWC are expected to be present at the Annual Meeting of Stockholders.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        If you would like to contact the Maine & Maritimes Corporation's Board of Directors, you can choose one of the options listed below.

Call the Maine & Maritimes Board of Directors	Write to the Maine & Maritimes Board of Directors	Email the Maine & Maritimes Board of Directors
(877) 272-1523 or (207) 760-2402	MAM Board of Directors Maine & Maritimes Corporation 209 State Street P.O. Box 789 Presque Isle, ME 04769-0789	directors@maineandmaritimes.com
  •
  Complaints relating to MAM accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee.

  •
  Other concerns will be referred to the Chairperson of the Governance Committee.

  •
  All complaints and concerns will be received and processed by the MAM Investor Relations Office and forwarded to the appropriate members of the Board of Directors.

  •
  You will receive a written acknowledgement from the Maine & Maritimes Investor Relations Office upon receipt of your written complaint or concern.

BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

        It is the Company's policy that board members attend all Board and Annual Stockholder Meetings. All Directors were present and attended the 2003 Stockholder Meeting.

CORPORATE PERFORMANCE GRAPH

        The following table compares total Stockholder returns over the last five fiscal years to the American Market Value Index (AMEX) and the S&P Utilities Index (S&P). Total return values for the AMEX, S&P, and MAM were calculated based on cumulative total return values assuming reinvestment of dividends. As depicted in the performance graph, the five-year total return for the Company's stock exceeded the five-year total returns for the AMEX and S&P Utilities indices. The Stockholder return, shown on the graph, is not necessarily indicative of future performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG MAINE & MARITIMES CORPORATION,
THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX AND THE S&P UTILITIES INDEX

        *$100 invested on 12/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

        Copyright © 2002, Standard & Poor's, a division of The McGraw Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
MAINE & MARITIMES CORP	100.0	121.67	195.90	230.37	261.93	300.77
AMEX MARKET VALUE (US & FOREIGN)	100.0	169.96	141.55	122.55	103.02	144.90
S & P UTILITIES	100.0	90.82	142.76	99.30	69.52	87.77

PROPOSAL (2)

AMENDING THE COMPANY CHARTER TO INCREASE
THE DIRECTOR ELECTION AGE LIMITATION

        MAM's Articles of Incorporation provide that no individual who has attained the age of sixty-seven (67) years shall (1) be permitted to stand for election to the Board of Directors or (2) be selected by a majority of the remaining Directors to fill any vacancy by the Board; provided that, with respect to any individual who has been duly elected to, and qualified for, the office of Director prior to May 13, 1987, the age limit stated in the articles of incorporation shall be seventy-five (75) years. At the meeting of the Board of Directors on November 7, 2003, the Board of Directors approved an amendment to the Company's By-laws that would, subject to Shareholder approval of this proposal, raise the age limitation set forth above to a single age of seventy-eight (78) years.

        Management believes that since the institution of an age requirement in the Company's Articles of Incorporation, the overall demographic trends of our Nation and region have become more pronounced. In 1930 the average life expectancy in the United States was 59.7 years compared to the 2000 average life expectancy of 77.1 years. The number of people in the United States 65 years of age or older has grown from 6.6 million to 35 million. As our quality of life and health have improved, we find increasing numbers of our social, business and government leaders who are extremely vital and experienced and contributory individuals in excess of 75 years of age who continue to actively participate.

        Management also believes that criteria or qualifications for Board of Director membership should be based on qualitative factors that serve as the foundation of good corporate governance. We believe that experience, education, professional licenses, communications capabilities, ability to contribute, involvement, dedication, integrity, capability and desire to serve, a shareholder-centric attitude and other similar factors should be the primary basis for determination of qualifications to serve as a member of the Board of Directors. We do not believe age should be an issue.

        In today's environment, it is critical that all publicly traded companies have the largest possible universe of qualified candidates from which their governance or nominating committee can select. Ultimately, members of boards of directors are elected by stockholders, ensuring that they have control over their board's membership. This proposed amendment serves to increase the universe of qualified candidates and helps to ensure continuity when it is in the best interest of the Company. We respectfully request MAM stockholders' approval of this amendment.

        While all Board members will be impacted in the future by the proposed change in age limitation, two current Board members are impacted in the near-term, Robert E. Anderson and G. Melvin Hovey.

        The proposed amendment is indicated on Appendix D, Proposed Amended and Restated Articles of Incorporation with the notation "Proposal (2)" beginning before bracketed text corresponding to the proposed deletions and insertions corresponding to this proposal.

The Board recommends a vote of FOR this proposal.

OTHER MATTERS

        No action will be taken with regard to the minutes of the Annual Meeting of Shareholders held May 30, 2003, unless they have been incorrectly recorded.

        The Board of Directors knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the Proxy intend to take such action as will be consistent with the Company's policies and reasonable discretion.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

        None submitted.

ADDITIONAL INFORMATION TO STOCKHOLDERS

        No additional information.

DISCRETIONARY AUTHORITY

        The only business to be presented to the meeting, by any persons, of which the Company is aware, is that which is specified in said notice, and any action in connection with or for the purpose of affecting the same. The accompanying form of Proxy provides for discretionary authority for the persons named in the Proxy, or any substitute, to vote in accordance with their judgment on any matters other than those specified in the notice which may properly come before the meeting and the Proxy will be voted in accordance with such discretionary authority.

VOTING BY PROXY

        Your vote is important. Please vote your Proxy promptly so that your shares can be represented, even if you plan to attend the Annual Meeting. You can vote using the Proxy card that is enclosed, which has specific instructions on how to vote your Proxy. Our Proxy tabulator, The Bank of New York, must receive any Proxy that will not be delivered in person to the Annual Meeting by 9:00 a.m., Eastern Daylight Time on May 11, 2004.

APPENDIX A:

Maine & Maritimes Corporation
Charter for the Audit Committee
of the Board of Directors

MEMBERSHIP AND MEETINGS

The Audit Committee (the "Committee") of the Board of Directors (the "Board") shall consist of not less than three directors, none of whom are active officers or employees of the Company. The Board shall elect a Chairman and members of the Committee periodically. The Committee has complete oversight of the financial reporting for the Company.

Directors assigned to the Committee must be independent, as defined by the Securities Exchange Act of 1934, the American Stock Exchange and other regulatory authorities. Each member must be able to understand the Company's financial statements and must be financially literate. The Committee has designated one director to be the Committee's financial expert, as defined by the Securities and Exchange Commission and the American Stock Exchange.

The Committee has the direct responsibility for appointing, compensating and overseeing the Company's independent auditors, who report directly to the Committee. The Committee is responsible for handling the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. The Committee will also handle and investigate confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

The Committee has the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties, with appropriate funding approved by the Board of Directors.

The Committee shall meet as necessary and at least on a quarterly basis, or at the request of the Chairman, and shall report to the Board after each meeting. The Committee may meet in person or by teleconferencing.

Each member of the Committee shall be entitled to one vote, with a simple majority of those members present deciding an issue.

DUTIES AND RESPONSIBILITIES

I.     Principal Duties

  •
  The Committee has the responsibility of overseeing the accounting and financial reporting processes for the Company.

  •
  The Committee has oversight responsibilities for the audit by independent auditors of the Company's financial statements.

  •
  The Committee has direct responsibility for the financial oversight of the Company's independent auditors, management and the Board, within the normal course of the Audit Committee's duties and responsibilities.

  •
  The Committee has the responsibility to investigate complaints regarding accounting, internal controls or auditing matters.

A.    Independent Auditors

  •
  Confirm and assure the independence of the independent auditors by reviewing and approving the formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1.

  •
  Solely responsible for the appointment, compensation, retention and evaluation of the independent public accounting firm conducting the annual audit and interim reviews of the Company's books of account and records for a period not to exceed three years.

  •
  In accordance with regulatory requirements, approve all related party transactions.

  •
  Review and approve proposed audit services, including scope of audit, engagement memorandum, and the associated fees for the current fiscal year audit.

  •
  The Committee will pre-approve all audit and non-audit services proposed to be undertaken by the independent auditor. With regard to non-audit services, the Committee may from time to time designate one of its members to approve such engagements, with the requirement that the person promptly report his or her decisions to the full Committee. The Committee will adhere to the rules prohibiting the performance by the independent auditors of certain specific non-audit services. With regard to services that are not prohibited by law, the Committee will carefully evaluate the effect of the performance of those services on the independence of the auditors. Where an otherwise allowable non-audit service impairs auditor independence, either in fact or appearance, it will not be approved.

  At its regular meetings, the Committee will receive requests from management for the adoption by the Committee of policies and procedures under which categories or lists of non-audit services, to be performed by the independent auditors, are deemed to be pre-approved. In addition, the Committee will review existing pre-approval policies and procedures. Policies and procedures of the Committee will be specific as to both the nature and fee limits for each service. Policies and procedures will be written in such a way that the Committee is aware of the nature of the services provided by the independent auditors, and their potential impact on independence; and no judgment is required on the part of the management to determine whether a specific service fits within a category of pre-approved services.

  •
  Actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

  •
  Keep a written record of all communications with auditors, and may request the independent auditors put their comments in writing.

  •
  At least annually the Committee will obtain and review a report by the Company's independent auditors that describes the following:

  •
  The auditor's internal quality-control procedures; and

  •
  Any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

  •
  Evaluate the performance of the independent auditors.

B.    Annual Audit Plan

  •
  Review status of any outstanding issues from previous comment letter recommendations with the independent auditors and management.

  •
  Review the scope of the annual external audit plan for the Company with the independent auditors and management.

C.    Review Annual and Quarterly Financial Statements with Auditors and Management

  •
  Review and approve with management and the independent auditors prior to release, the audited financial statements for the year, the footnotes and management's discussion and analysis (MD&A) to the Annual Financial Report and Form 10-K, including any significant estimates that exist in the financial statements, and significant accounting issues (e.g., accounting changes, unusual events, disclosure of unusual events, application of new accounting principles, general and litigation contingencies, etc.).

  •
  Review and approve with management and the independent auditors prior to release, the unaudited quarterly financial statements, the footnotes and MD&A of the Form 10-Q, including any significant estimates that exist in the financial statements, and significant accounting issues (e.g., accounting changes, unusual events, disclosure of unusual events, application of new accounting principles, general and litigation contingencies, etc.)

  •
  Review with management and the independent auditors the unadjusted differences identified by the independent auditors as a result of their audit or review of the quarterly financial statements.

  •
  Discuss the nature of any disagreements that occurred between management and the independent auditors with respect to any accounting or audit issue.

  •
  Discuss critical accounting policies and practices, alternative accounting treatments, the reasons for selecting such policies, and their impact on the fairness of the Company's financial statements.

  •
  Discuss material legal matters that may impact the financial statements.

  •
  Review Management Comment Letter with the independent auditors and management.

D.    Review of Internal Controls

  •
  Review the Company's process for assessing the risk of, and control strategies for, preventing fraudulent financial reporting.

  •
  Review programs the Company may institute to correct any material weaknesses in internal control.

  •
  Review the program established by management to monitor compliance with laws and regulations and the Company's Standards of Conduct policy.

  •
  Review legal issues with counsel at least annually, and as required.

E.    Procedures for Handling Complaints

  •
  The Committee has established a system for receiving complaints about financial matters, including: the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The system is independent of Company information reporting systems. Following is the information on submitting complaints directly to the Committee:

    •
    The Company has purchased a third-party anonymous and confidential reporting system called Ethicspoint®. The system may be accessed by calling toll-free 1-866-384-4277, through the web site address www.ethicspoint.com, or by clicking on the Ethicspoint® icon in the Governance area of Maine & Maritimes Corporation's web site at www.mainenandmaritimes.com.

  Each complaint will be docketed, reviewed, and responded to by the Committee and any staff the Committee deems necessary. If necessary, the Committee will convene a special meeting to address complaints deemed to be urgent. In general, serious allegations relating to one of the Company's executive officers will be addressed by the Committee immediately. The Committee Chair will review the status of all complaints at least quarterly.

  Topics that may be submitted through the Company's complaint system include, but are not limited to:

    •
    Allegations of fraud or deliberate error in the preparation of the Company's financial statements;

    •
    Allegations of fraud or deliberate error in the review or audit of the Company's financial statements;

    •
    Allegations of fraud or deliberate error in maintaining the Company's financial records;

    •
    Deficiencies in internal control, or violations of internal control policies;

    •
    False statements by a senior officer or accountant regarding matters included in financial reports or records;

    •
    False statements made to independent auditors; and

    •
    Other information that can have a material impact on the fairness of the Company's financial statements.

  With regard to complaints received by employees, it's against the law for the Company to penalize the employee in any way based upon lawful actions of the employee with respect to good faith reporting of a complaint. The Committee will take steps to ensure that employee rights in this regard are respected.

II.    Other

  •
  Oversight of the preparation and filing of all required communications with shareholders.

  •
  Oversight and preparation of the report required by the Security and Exchange Commission's proxy rules to be included in the Company's annual proxy statement. (refer to Sarbanes-Oxley Section 1401)

  •
  Carry out an annual performance evaluation of the audit committee.

  •
  Keep records which reflect the Committee's actions, and report to the Board after each meeting of the Committee concerning the activities thereof.

  •
  Meet with the independent auditors and management in separate executive sessions to discuss matters that the Committee or the other parties believe should be discussed privately.

  •
  Carry out other duties as may be delegated to it from time to time by the Board.

  •
  Annually review and update the Charter to comply with regulatory guidelines.

APPENDIX A1

Maine & Maritimes Corporation
Audit Committee Policy
Pre-approval of Audit Firm Services

Purpose:    The Sarbanes Oxley Act of 2002 (the "Act") provides that both audit and non-audit services of the Company's independent auditor must be pre-approved by the Audit Committee (the "Committee") of Maine & Maritimes Corporation and its affiliates. This policy addresses the protocol for pre-approval of these services and provides a concise description of restricted non-audit services prohibited by the Act, as well as the relevant disclosure requirements.

Pre-approval:    Section 202 of the Act requires all auditing services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services, including non- prohibited tax services, provided to the Company by the external auditor for the Company, must be pre-approved by the Committee in accordance with the following guidelines:

    1.
    Pre-approval by the Committee must be in advance of the work to be completed;

    2.
    Pre-approval must be performed by the Committee. The Committee cannot delegate the pre-approval responsibility to a member of management;

    3.
    The Committee cannot pre-approve services based upon broad, non-detailed descriptions (e.g., "tax compliance services"). The Committee must be provided with a detailed explanation of each particular service to be provided, so they know precisely what services they are being asked to pre-approve allowing them to make a well reasoned assessment of the impact of the service on the auditor's independence. The explanation shall include a cover sheet of proposed services, accompanied by more detailed back up documentation regarding the specific services to be provided;

    4.
    Monetary limits by themselves may not be established as the only basis for the pre-approval of de-minimus amounts. There has to be a clear, specific explanation provided as to what are the particular services to be provided, subject to the monetary limit, to ensure that the Committee is fully informed about each service.

Audit Fees:    Audit fees include fees for audit or review services in accordance with generally accepted auditing standards (GAAS) plus fees for services that generally only the Company's auditor can reasonably provide such as:

    •
    comfort letters;

    •
    statutory audits;

    •
    attest services;

    •
    consents;

    •
    assistance with and review of documents filed with the SEC; and

    •
    tax services and consultations, only to the extent that such services are necessary to comply with GAAS.

Audit Related Fees:    Audit related services include fees for assurance and related services that are traditionally performed by the auditor. These services, the natures of which are required to be disclosed in the Company's annual Proxy statement, include, among others:

    •
    employee benefit plan audits;

    •
    due diligence related to mergers and acquisitions;

    •
    accounting consultations and audits in connection with acquisitions;

    •
    internal control reviews;

    •
    attest services that are not required by statute or regulation; and

    •
    consultations concerning financial accounting and reporting standards.

Other Non Audit Fees:    Non-audit services include fees related to the following:

    •
    engagements by the Company's Audit Committee to perform internal investigations or fact finding;

    •
    utilization of auditor's completed work product in connection with a proceeding or investigation or proceeding that is initiated subsequent to the completion of the engagement;

    •
    completing procedures after litigation arises or an investigation commences, provided the procedures were underway at the time the litigation arose or the investigation commenced, the auditor remains in control of this work, and that work does not become subject to the direction or influence of the client's legal counsel;

    •
    performing procedures to search for material fraud, whether as a result of information that becomes available as part of the audit or as a result of concerns expressed by the Audit Committee

    •
    providing factual accounts or testimony describing work performed; and

    •
    explaining positions taken or conclusions reached during the performance of any service for the Company.

Tax Fees:    Tax services include fees for all services that are performed by professional tax staff in the auditor's firm, except those services related to the audit as mentioned above. These services, the nature of which are required to be disclosed, include:

    •
    tax compliance services, including the preparation of original and amended tax returns and claims for refund and tax-payment planning services;

    •
    tax planning and tax advice, such as assistance with tax audits and appeals, tax advice related to mergers and acquisitions, employee benefit plans and requests for rulings or technical advice from taxing authorities.

De-Minimus Exception (Non-Audit Services):    The pre-approval requirements outlined above may be waived for non-audit services of the Company if:

    1.
    The aggregate amount of all such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the non-audit services are provided;

    2.
    Such services were not recognized by the Company at the time of the engagement to be non-audit services; and

    3.
    Such services are promptly brought to the attention of the Committee and approved, prior to the completion of the services, by the Committee or by one or more members of the Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Committee.

Delegation Authority:    The Committee may delegate to one or more designated members of the Committee, who are independent directors of the board of directors, the authority to grant required pre-approvals. The decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Committee at its next scheduled meeting. The Committee has appointed Richard G. Daigle, Chair of the Audit Committee, to have the authority to grant required pre-approvals.

Prohibited Activities:    In accordance with Section 201 of the Act, and the rules of the SEC and the Public Company Accounting Oversight Board promulgated thereunder, it shall be unlawful for a registered public accounting firm, and any associated person of that firm, that performs for the Company any audit required under the rules of the Securities and Exchange Commission, to perform the following services:

    1.
    Bookkeeping or other services related to the accounting records or financial statements of the Company;

    2.
    Financial information systems design and implementation;

    3.
    Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

    4.
    Actuarial services;

    5.
    Internal audit outsourcing services;

    6.
    Management functions or human resources;

    7.
    Broker or dealer, investment adviser, or investment banking services;

    8.
    Legal services and expert services unrelated to the audit; and

    9.
    Any other service that the Public Company Accounting Oversight Board determines is impermissible.

Expert Services:    The auditor may not perform any service that would impair their independence such as providing an expert opinion or other expert service for the purpose of advocating the Company's interests in litigation or in a regulatory or administrative proceeding. This prohibition is aimed at precluding the auditor from undertaking engagements that are intended to result in the auditor's specialized knowledge, experience, and expertise being used to lend authority to the Company's contentions or otherwise support the Company's positions in an adversarial proceeding. Examples of prohibited expert services where independence would be impaired include:

    1.
    Providing forensic accounting services to the Company's legal counsel in defense of an investigation by the SEC's Division of Enforcement;

    2.
    Engagements by the Company's legal counsel to provide expert services in connection with a litigation, proceeding or investigation (an inquiry by a regulatory body, including its staff); and

    3.
    Providing defense or helping to defend the Audit Committee or the Company in a shareholder class action or derivative lawsuit, other than as a fact witness.

Disclosure to Investors:    Approval by the Committee of pre-approved audit or non-audit services to be performed by the auditor of the Company shall be disclosed to investors in periodic reports required by Section 13a of the Securities and Exchange Act of 1934. More specifically, disclosures must be included in both proxy statements and annual reports (incorporation by reference from the proxy statement to the annual report is permissible), and that the disclosures cover two years. Pre-approved fees must be disclosed in the class of fees as broken down above. Disclosure of prohibited services, or services that did not receive necessary pre-approval must be disclosed via a Form 8-K or other applicable filing in the required time frame.

        Adherence to the above policy will ensure "best practices" corporate governance and compliance with all relevant sections of the Sarbanes-Oxley Act of 2002.

APPENDIX B

Maine & Maritimes Corporation
Corporate Governance Committee Charter

Mission Statement

        The Corporate Governance Committee assists the Board of Directors in fulfilling its responsibilities with respect to the manner in which the Board conducts its stewardship of Maine & Maritimes Corporation, (the "Company").

Organization

        The Committee shall consist of three to five members of the Board of Directors. These members shall be independent of the Company and its affiliates, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise meet the independence standards required by applicable law and regulations. In particular, none shall have been employed by the Company or its affiliates during the last five years.

        The Board will designate one member of the Committee as its chairperson.

        The Committee will meet no less than three times a year. Special meetings may be convened as required. At the request of its members, the Committee may close each meeting with an Executive Session.

        The Chairperson of the Committee will report orally to the full Board on the results of these meetings. The Committee may invite to its meetings other Directors, Company management and other such persons as the Committee deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to enable it to carry out its responsibilities.

Roles and Responsibilities

        The Committee has the following duties:

  General

    1.
    Develop principles of corporate governance and recommend them to the Board for its approval.

    2.
    Review periodically the principles of corporate governance approved by the Board to insure that they remain relevant and are being complied with.

    3.
    Recommend to the Board of Directors for their approval any changes to By-laws caused by changes in legislated regulations.

    4.
    Consult with the Chairman and Chief Executive Officer in carrying out the duties of the Committee.

  Shareholders

    5.
    Review periodically the Articles of Incorporation and By-laws of the Company and recommend to the Board changes thereto in respect of good corporate governance and fostering shareholders rights.

    6.
    Review the procedures and communication plans for shareholder meetings to ensure that the rights of shareholders are fully protected, that required information on the Company is adequately presented and the meeting promotes effective communication between the Company and its shareholders on matters of importance.

    7.
    Recommend to the Board ways and means for the Board and Management of the Company to communicate with shareholders between general meetings of the shareholders.

    8.
    Provide for a process for shareholders to communicate directly with directors. Shareholders of the Company may send email to directors@maineandmaritimes.com, write to Board of Directors Maine & Maritimes Corporation, PO Box 789, Presque Isle, ME 04769-0789, or call the Office of Investor Relations at (207) 760-2402 and leave a message for the Board to respond to. All shareholder communications relating to MAM accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee. Other concerns will be referred to the Chairperson of the Governance Committee. All complaints and concerns will be received and processed by the MAM Investor Relations Office. Shareholders will receive a written acknowledgement from the Maine & Maritimes Investor Relations Office upon receipt of their written complaint or concern.

  Board Composition

    9.
    Review the composition and size of the Board in order to ensure the Board has the proper expertise and its membership consists of persons with sufficiently diverse backgrounds.

    10.
    Determine the criteria for selection of the Chairman, Board members and Board committee members.

    11.
    Review Board policies on age and term limits for Board members.

    12.
    Plan for continuity on the Board as existing Board members retire or rotate off the Board.

  Board Nomination Responsibilities

    13.
    With the participation of the Chairman and CEO, make recommendations to the Board on persons to be newly nominated for election as members of the Board of Maine & Maritimes Corporation and members of subsidiary Boards.

    14.
    Consider nominees submitted by stockholders for the board of directors and make recommendations to the board who may, in turn, nominate the candidates for election by the stockholders.

    •
    Stockholder nominations of directors, intended for inclusion in the next year's proxy and proxy statement must be submitted to the Clerk of the Company, PO Box 789, Presque Isle, ME 04769-0789. The Clerk will forward such nominations to the corporate governance committee. Nominations received from stockholders after the first week of December of the year preceding the next proxy are not required to be considered at the next annual meeting.

    15.
    Prepare and annually review succession plans for the Chairman and Chief Executive Officer in case of his resignation, retirement or death.

    16.
    Evaluate the performance of current Board members proposed for reelection, and recommend to the Board as to whether members of the Board should stand for reelection.

    17.
    Review and recommend to the Board an appropriate course of action upon the resignation of current Board members.

  Evaluation

    18.
    Conduct an annual evaluation of the Board as a whole.

    19.
    Oversee the process of self-evaluation by each director annually.

  Board Committees

    20.
    With the Chairman, periodically review the charter and composition of each Board committee and make recommendations to the Board for the creation of additional Board committees or the change in mandate or dissolution of Board committees.

    21.
    With the Chairman, recommend to the Board persons to be members of the Board committees.

    22.
    Ensure that each Board Committee is comprised of members suitable for the tasks of the Committee and that each Committee conducts the required number of meetings and makes sufficient reports to the Board on its activities and findings.

  Conflicts and Other Directorships

    23.
    Review directorships and consulting agreements of Board members for conflicts of interest. All members of the Board are required to report directorships and consulting agreements to the corporate general counsel.

    24.
    Clear actual and potential conflicts of interest a Board member may have, and issue to a Board member having an actual or potential conflict of interest, instructions on how to conduct him/herself in matters before the Board which may pertain to such a conflict.

  General

    25.
    Take such other actions regarding the manner of governance of the Company, including the adoption of principles of corporate governance, from time to time that are in the best interests of the Company and its stakeholders, as the Committee shall deem appropriate.

APPENDIX C

Maine & Maritimes Corporation
Performance and Compensation Committee Charter

PURPOSE

        It is essential that Maine & Maritimes Corporation has a Performance and Compensation Committee to discharge the Board's responsibilities relating to the performance of the Company and the compensation of its Directors, Officers, and employees. The Committee is charged with the responsibilities to ensure that all forms of compensation to Directors, Executives and employees are consistent with Shareholder interests and are directly correlated with the Company's financial performance and creation of Shareholder value.

MEMBERSHIP

        The Performance and Compensation Committee membership is composed entirely of independent Directors, as defined by the Securities and Exchange Commission and the American Stock Exchange.

        The Committee shall meet as necessary and at least on a quarterly basis, or at the request of the Chairman, and shall report to the Board after each meeting. The Committee may meet in person or by teleconferencing.

        Each member of the Committee shall be entitled to one vote, with a simple majority of those members present deciding an issue.

COMMITTEE OVERSIGHT AREAS

  •
  Corporate Performance and Incentive Compensation Goals

  •
  Corporate Compensation Strategy and Philosophy

  •
  CEO Performance Evaluation

  •
  Executive Compensation Evaluation

  •
  Corporate Performance and Incentive Compensation

  •
  Organizational Structure and Alignment

  •
  Succession Planning and Executive Development

  •
  Administration of Stock Bonus / Option Plans, and all other incentive plans

  •
  Director Compensation

  •
  Employee Compensation Policies and Programs

DUTIES & RESPONSIBILITIES

  •
  Review and approve corporate goals and objectives relevant to CEO compensation.

  •
  Evaluate CEO's performance and set CEO's compensation level based on that evaluation and Shareholder return.

  •
  Determine overall corporate compensation strategy and philosophy.

  •
  Determine long and short-range incentive compensation plans for CEO, Officers and employees.

  •
  Develop a short range and long-range succession plan for key Corporate Officers.

  •
  Review and monitor CEO's plan for Management development.

  •
  Review and monitor Management's compensation.

  •
  Develop and administer stock bonus plans and stock option plans as needed. Review plans annually and update as needed.

  •
  Annually review Director's compensation. Corporate policy is to maintain Director's compensation equal to 85% of the National Association of Corporate Director's "Director Compensation Survey."

  •
  Carry out an annual performance evaluation of the Performance and Compensation Committee.

  •
  Annually review and update the Performance and Compensation Committee Charter to comply with regulatory guidelines.

COMPENSATION CONSULTANTS

        If a compensation consultant is to assist in the evaluation of Directors, CEO or senior executive compensation, the Performance and Compensation Committee has the sole authority to retain and terminate the consulting firm, including sole authority to approve the firm's fees and other retention terms.

APPENDIX D

PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF MAINE & MARITIMES CORPORATION

        FIRST: The name of the corporation is

MAINE & MARITIMES CORPORATION

        Its principal location in the State of Maine is at 209 State Street, Presque Isle, Maine 04769.

        SECOND: The name of its Clerk, who is a Maine resident, and the registered office shall be:

    Larry LaPlante
    209 State Street, Presque Isle, Maine 04769
    Mailing address: P.O. Box 789, Presque Isle, Maine 04769-0789

        THIRD: The Company shall have a Board of Directors of not less than nine (9) members nor more than eleven (11) members, as from time to time may be determined by resolution of the Stockholders or by resolution of the Directors; provided however, that such maximum number may be increased further, up to a maximum of 25, when the provisions hereof explicitly so provide, and then only to the extent provided in the applicable provision or provisions hereof. Directors must be Stockholders of the Company. In addition to their other powers to fill vacancies, the Board of Directors may fill any newly created directorships which they may have created. No individual who has attained the age of [Proposal 2: delete "sixty-seven (67)," insert "seventy eight (78)"] years shall (1) be permitted to stand for election to the Board of Directors or (2) be selected by a majority of the remaining Directors to fill any vacancy on the Board [Proposal 2: delete "; provided that, with respect to any individual who has been duly elected to, and qualified for, the office of Director prior to May 13, 1987, the age limit stated herein shall be seventy-five (75) years"].

        The Board of Directors of the Company shall be divided into three classes: Class I, Class II and Class III. Such classes shall be as nearly equal in number as possible. The term of office of the initial Class I Directors shall expire at the Annual Meeting of Stockholders in 2006; the term of office of the initial Class II Directors shall expire at the Annual Meeting of Stockholders in 2005; and the term of office of the initial Class III Directors shall expire at the Annual Meeting of Stockholders in 2004; or in each case thereafter when their respective successors are elected and have qualified. At each annual election after the initial election of Directors according to classes, the Directors chosen to succeed those whose terms then expire, shall be identified as being of the same class as the Directors they succeed and shall be elected for a term expiring at the third succeeding Annual Meeting of Stockholders or in each case thereafter when their respective successors are elected and have qualified. If the number of Directors has changed, any increase or decrease in Directors shall be apportioned among the classes so as to maintain all classes as nearly equal in number as possible, but in no case shall a decrease in number of Directors shorten the term of any incumbent Director. Vacancies occurring in the Board of Directors for any reason, including any newly created directorships resulting from an increase in the number of directors, shall be filled by the affirmative vote of a majority of the remaining Directors. Each Director so chosen shall hold office until the expiration of the term of the Director whom he or she has been chosen to succeed, if any, or if none, until the expiration of the term of the class assigned to the newly created directorship to which he or she has been elected and until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal. If Directors are elected by the holders of classes of stock other than Common Stock, (a) the entire Board of Directors shall not be so classified, but the terms of the Directors elected as Class I, Class II or Class III Directors which have not expired shall continue until such term would otherwise expire and (b) any Director elected during the period in which Directors are elected by holders of classes of stock other than Common Stock shall hold office for a term expiring at the next Annual Meeting of Stockholders. If Directors are elected by holders of classes of stock other than Common Stock and if such right to elect Directors shall terminate, the initial term of all Directors elected thereafter by holders of the Common Stock shall be established in a manner so as to reinstitute the classified Board of Directors.

        At all meetings for the election of Directors, each holder of stock of any class entitled to elect Directors at such meeting shall be entitled to as many votes as shall equal the number of shares held by him, multiplied by the number of Directors to be elected by such class, and each such Stockholder may cast all of such votes for a single Director or may distribute them among the total number of Directors to be elected by such class, or among any two or more such Directors as such Stockholder may see fit.

        Any Director, except Directors elected by classes of stock other than Common Stock, may be removed from office with or without cause by vote of the holders of sixty-six and two thirds percent (66 2/3%) or more of the shares of the class of stock that voted for his election (or for his predecessor in case such Director was elected by Directors).

        Special meetings of Stockholders may be called by the President, by a majority of the Board of Directors or by the holders of at least a majority of the outstanding shares of Common Stock. Special meetings of Stockholders shall also be held when called for the purpose and in the manner provided in Article FIFTH of these Restated Articles of Incorporation.

        Notwithstanding any other provisions of these Restated Articles of Incorporation or the By-laws of the Company (and notwithstanding the fact that a lesser percentage may be specified by law, these Restated Articles of Incorporation or the By-laws of the Company), the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) or more of the Common Stock of the Company then issued, outstanding and entitled to vote, shall be required to amend, repeal, or adopt any provisions inconsistent with, this Article THIRD, unless two-thirds (2/3) of the entire Board of Directors approves any such amendment, in which case, the affirmative vote of the holders of a majority of the Common Stock of the Company issued, outstanding and entitled to vote shall be required.

        FOURTH: The authorized capital stock of the corporation shall consist of 5,500,000 shares, classified as follows:

        Preferred Stock—500,000 shares of the par value of $.01 each

        Common Stock—5,000,000 shares of the par value of $7.00 each

        The aggregate par value of all authorized shares (of all classes) having a par value is $35,005,000.

        The total number of authorized shares (of all classes) without par value is 0 shares.

        The information required by §403 concerning each such class is as follows:

        Common Stock:    The powers, preferences and rights, and the qualifications, limitations or restrictions of the Common Stock of the Company are as follows:

        Dividends.    Subject to the provisions of these Articles of Incorporation and any provisions contained in any resolution of the Board of Directors authorizing any series of Preferred Stock in accordance herewith, and not otherwise, such dividends as may be determined by the Board of Directors may be declared and paid on the Common Stock from time to time out of funds legally available for dividends.

        Liquidation Rights.    In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Common Stock shall be entitled to receive, pro rata, all assets of the Company available for distribution to its stockholders after payment, or provision for payment, of the amounts to which the holders of any then outstanding stock having rights in the distribution of assets of the Company prior to those of the Common Stock are entitled.

        Voting Rights.    The holders of the Common Stock shall be entitled to the exclusive right to vote for all purposes, except to the extend that the holders of any other class or series of stock may be entitled to vote by reason of any law or statute or anything contained in these Articles of Incorporation or in any resolution of the Board of Directors authorizing any series of Preferred Stock.

        The Company may issue bonds, debentures or other evidences of indebtedness convertible into other bonds, debentures or other evidences of indebtedness, or into shares of Common Stock of the Company, within such period and upon such terms and conditions as shall be fixed by the Board of Directors.

        Preferred Stock:    Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by applicable law.

        Any such resolution may provide as follows regarding the Preferred Stock:

        Clause on rights of holders of Preferred Stock to Elect Directors.    Whenever and as often as dividends payable on any of Preferred Stock outstanding shall be in arrears in an amount equivalent to or the dividends payable for a total period of 18 months, the holders of the Preferred Stock voting separately as a class shall be entitled to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors, which right may be exercised at any annual meeting and at any special meeting of Stockholders called for the purpose of electing Directors, until such time as arrears in dividends on the Preferred Stock and the current dividend thereon shall have been paid or declared and a sum sufficient for the payment thereof set apart, whereupon all voting rights given by this Clause on rights of holders of Preferred Stock to Elect Directors (this "Preferred Directors Clause") shall be divested from the Preferred Stock (subject, however, to being at any time or from time to time similarly revived and divested). Such directors shall be elected for a term ending at the next annual meeting. The resolution or resolutions providing for the issue of any series of Preferred Stock may provide a formula for allocating the number of Directors to be elected by each class, in the event that there is more than one class of Preferred Stock outstanding at the time of the arrearage.

        So long as holders of the Preferred Stock shall have the right to elect Directors under the terms of the foregoing Preferred Directors Clause, the holders of the Common Stock, voting separately as a class, shall, subject to the voting rights of any other class of stock, be entitled to elect the remaining Directors and the number of directors constituting a full Board shall be an odd number fixed by the Board of Directors and stated in the notice of each meeting at which a full Board of Directors is to be elected. Such Directors shall be elected as provided in Article SEVENTH of these Articles of Incorporation.

        Whenever, under the provisions of the foregoing Preferred Directors Clause the right of holders of the Preferred Stock, if any, to elect Directors shall accrue, the Board of Directors or the President shall, within twenty (20) days after delivery to the Company at its principal office of a request or requests to such effect signed by the holders of at least ten per cent (10%) of the outstanding shares of any class of stock entitled to vote, call a special meeting, in accordance with the Bylaws of the Company, of the holders of the class or classes of stock of the Company entitled to vote, to be held within sixty (60) days from the delivery of such request, for the purpose of electing a full Board of Directors to serve until the next annual meeting and until their respective successors shall be elected and shall qualify; provided, however, that if the annual meeting of stockholders for the election of Directors is to be held within sixty (60) days after the delivery of such request, the Board of Directors or the President need not act thereon and the election of Directors shall be held at such annual meeting.

        If at the time of any such meeting there shall not exist sufficient vacancies in the Board of Directors so as to permit the holders of the Preferred Stock to elect a majority of the Directors of the Company, the holders of such stock, voting separately as a single class, shall have the exclusive right to adopt a resolution to increase the number of Directors to the smallest number as will permit the holders of the Preferred Stock to elect a majority of the full Board of Directors unless the Board of Directors shall by resolution so increase the number of Directors. However, at the next annual meeting of holders of the Common Stock at which Directors are elected, the number of Directors shall, by a resolution adopted by the Board of Directors and without further vote of the holders of any class of stock of the Company, be reduced to the number in effect immediately prior to such increase and the holders of the Preferred Stock shall, so long as they have the right to vote for Directors as herein provided, elect the smallest number of Directors which will constitute a majority of such reduced numbers of Directors.

        Whenever under the provisions of the foregoing Preferred Directors Clause all arrears in dividends on the Preferred Stock and the current dividends thereon shall have been paid or declared and set apart for payment, a special meeting of the Common Stockholders for the election of Directors shall be held. If for twenty (20) days after the accrual of such special right of the holders of the Common Stock the Company shall fail to call such special meeting of the Common Stockholders, then such meeting of the Common Stockholders may be called by the holder or holders of at least five per cent (5%) of the Common Stock outstanding and entitled to vote at such meeting after filing with the Company notice of their intention so to do. If at the time of any such meeting there shall not exist sufficient vacancies in the Board of Directors so as to permit the holders of the Common Stock to elect a majority of the Directors of the Company, the holders of such stock, voting separately as a single class, shall have the exclusive right to adopt a resolution to increase the number of Directors to the smallest number as will permit the holders of the Common Stock to elect a majority of the full Board of Directors unless the Board of Directors shall by resolution so increase the number of Directors. Such directors shall be elected for a term ending at the next annual meeting. However, at the next annual meeting of holders of the Common Stock at which Directors are elected, the number of Directors shall, by a resolution adopted by the Board of Directors and without further vote of the holders of any class of stock of the Company, be reduced to the number in effect immediately prior to the initial increase occasioned by Preferred Stock dividend arrearages and the holders of the Common Stock shall have the right to elect all said Directors.

        If, during any interval between annual meetings of stockholders for the election of Directors while holders of the Preferred Stock shall be entitled to elect any Director pursuant to the foregoing Preferred Directors Clause, the number of Directors in office who have been elected by the holders of any class of Preferred Stock (voting as a class) or by the holders of the Common Stock (voting as a class), as the case may be, shall become less than the total number of Directors subject to election by holders of shares of such class, whether by reason of the resignation, death or removal of any Director or Directors, or an increase in the total number of Directors, the vacancy or vacancies shall be filled (1) by the remaining Directors or Director, if any, then in office who either were or was elected by the votes of shares of such class or succeeded to a vacancy originally filled by the votes of shares of such class or (2) if there is no such Director remaining in office, at a special meeting of holders of shares of such class called by the President of the Company to be held within sixty (60) days after there shall have been delivered to the Company at its principal office a request or requests signed by the holders of at least ten per cent (10%) of the outstanding shares of such class; provided, however, that such request need not be so acted upon if delivered less than sixty (60) days before the date fixed for the annual meeting of stockholders for the election of Directors.

        Any Director elected by a class of Preferred Stock may be removed from office for cause, or without cause, by vote of the holders of the shares of the class of stock which voted for his election (or for his predecessor in case such Director was elected by Directors). A special meeting of holders of shares of any class of Preferred Stock may be called by a majority vote of the Board of Directors or by the President for the purpose of removing a Director in accordance with the provisions of the preceding sentence, and shall be called to be held within sixty (60) days after there shall have been delivered to the Company at its principal office a request or requests to such effect signed by holders of at least ten per cent (10%) of the outstanding shares of the class entitled to vote within respect to the removal of any such Director; provided, however, that such a request need not be so acted upon if delivered less than sixty (60) days before the date fixed for the annual meeting of stockholders for the election of Directors.

        The holders of a majority of the shares of a class of stock entitled under the Preferred Directors Clause or subsequent paragraphs to vote for the election or removal of Directors or the filling of any vacancy however created in the Board of Directors, present in person or represented by proxy at a meeting called for the purpose of voting on any such action, shall constitute a quorum for such purpose without regard to the presence or absence at the meeting of the holders of any other class of stock not entitled under the Preferred Directors Clause or subsequent paragraphs to vote in respect thereto. When a quorum is present, the vote of the holders of a majority of the shares of such quorum shall govern each such election, removal or filling of a vacancy in respect of which such class is entitled to vote.

        Except as may be required by law, holders of Preferred Stock of any series and holders of stock of any other class shall not be entitled to receive notice of any meeting of holders of any class of stock at which they are not entitled to vote.

        Subject to the voting rights expressly conferred upon the Preferred Stock or upon other classes of stock by Restated Articles of Incorporation, the holders of the Common Stock shall exclusively possess the full voting power for the election of Directors, and for all other purposes.

        FIFTH: Meetings of the shareholders may be held outside of the State of Maine.

        SIXTH: There shall be no preemptive rights with respect to the stock of any class of the Company.

        SEVENTH: Other provisions of these articles are as follows:

        A.    "Interested Stockholder" Provision

        Paragraph 1.

  (a)
  In addition to any requirement of law or these Articles of Incorporation, and except as otherwise expressly provided in paragraph 2 of this Section A,

  (i)
  any merger or consolidation of the Company or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate (as hereinafter defined) of an Interested Stockholder in each case without regard to which entity is the surviving entity; or

  (ii)
  any sale, lease, exchange, transfer or other disposition (in one transaction or a series of transactions) (excluding any mortgage or pledge not made to avoid requirements of this Article) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Company or any Subsidiary (as hereinafter defined) having an aggregate Fair Market Value (as hereinafter defined) of $1,000,000 or more; or

    (iii)
    the issuance or transfer by the Company or any Subsidiary (in one transaction or a series of transactions) of any securities of the Company or any Subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more; or

    (iv)
    the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

    (v)
    any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving any Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

    (vi)
    any agreement, contract or other arrangements that provide for any or all of the actions described in paragraphs (i) through (v);

shall, except as provided in paragraph 2 below, require the approval of a majority vote of the Continuing Directors (as hereinafter defined).

  (b)
  The term "Business Combination" as used in this Section A of this Article SEVENTH shall mean any transaction which is referred to in any one or more of clauses (i) through (vi) of subparagraph (a) of this paragraph 1.

        Paragraph 2. The provisions of paragraph 1 of this Section A of this Article SEVENTH shall not be applicable to any particular Business Combination, if all of the conditions specified in both of the following subparagraphs (a) and (b) are met:

  (a)
  The Business Combination shall have been approved by the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of Common Stock of the Company (such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise); and

  (b)
  All of the following conditions have been met:

  (i)
  The aggregate amount of (x) cash and (y) Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash, to be received per share by each holder of the Company's Common Stock in such Business Combination transaction shall be at least equal to the highest amount determined under sub-clauses (aa), (bb) and (cc) below:

  (aa)
  (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any share of Common Stock acquired by it (1) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (2) in the transaction in which it became an Interested Stockholder (the "Determination Date"), whichever is higher, as adjusted for any subsequent stock split, stock dividend or reclassification with respect to such stock; and

      (bb)
      the Fair Market Value per share of Common Stock on the Announcement Date or on the Determination Date, whichever is higher; and

      (cc)
      the book value per share of the Common Stock reported at the end of the fiscal quarter immediately prior to the Announcement Date or the Determination Date, whichever is higher (the "Book Value"), such book value to be determined in accordance with generally accepted accounting principles.

    (ii)
    The consideration to be received by holders of the Common Stock in a Business Combination shall be in cash or, if not cash, in the same form as the Interested Stockholder has paid for shares of Common Stock. If the Interested Stockholder has paid for shares of Common Stock with varying forms of consideration, the form of the consideration shall be either cash or the form used to acquire the largest number of shares of Common Stock previously acquired by the Interested Stockholder.

    (iii)
    After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (a) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full dividends (whether or not cumulative) on any stock of the Company having preferential dividend rights; (b) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors, and (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (c) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Common Stock except as part of the transaction that results in such Interested Stockholder becoming an Interested Stockholder. The approval by a majority of the Continuing Directors of any exception to the requirements set forth in clauses (a) and (b) above shall only be effective if obtained at a meeting at which a Continuing Director Quorum is present.

    (iv)
    After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Company, whether in anticipation of or in connection with such Business Combination or otherwise.

    (v)
    A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Company at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

        Paragraph 3. For the purposes of this Section A of this Article SEVENTH:

  (a)
  The term "person" shall mean any individual, firm, corporation, partnership, limited liability company or other entity.

  (b)
  The term "Interested Stockholder" shall mean any person (other than the Company or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee or fiduciary with respect to any such plan when acting in such capacity) who or which:

  (i)
  is the beneficial owner (as hereinafter defined) of more than ten percent (10%) of the Common Stock; or

  (ii)
  is an Affiliate or Associate (as hereinafter defined) of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner of ten percent (10%) or more of the Common Stock; or

  (iii)
  is an assignee of or has otherwise succeeded to any shares of Common Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

  (c)
  A person shall be a "beneficial owner" of any Common Stock:

  (i)
  which such persons or any of its Affiliates or Associates (as hereinafter defined) beneficially owns (as beneficial ownership is defined in Rule 13d-3 of the Rules and Regulations under the Securities Exchange Act of 1934 as in effect on January 1, 2003, or amendments thereto), directly or indirectly; or

  (ii)
  which such person or any of its Affiliates or Associates has, directly or indirectly, (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote or direct the voting pursuant to any agreement, arrangement or understanding; or

  (iii)
  which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting, or disposing of any shares of Common Stock.

  (d)
  For purposes of determining whether a person is an Interested Stockholder pursuant to subparagraph (b) of this paragraph 3, the number of shares of Common Stock deemed to be outstanding shall include shares deemed owned through application of subparagraph (c) of this paragraph 3 but shall not include any other shares of Common Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

  (e)
  The term "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 2003, or amendments thereto.

  (f)
  The term "Subsidiary" means any entity of which a majority of any class of equity security is owned, directly or indirectly, by the Company, provided, however, that for the purposes of the definition of Interested Stockholder set forth in subparagraph (b) of this paragraph 3, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Company.

  (g)
  The term "Continuing Director" means any member of the Board of Directors of the Corporation (the "Board") who is unaffiliated with the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director who is unaffiliated with the Interested Stockholder and is recommended to succeed a Continuing Director by a majority of Continuing Directors, provided that such recommendation or election shall only be effective if made at a meeting at which a Continuing Director Quorum is present.

  (h)
  The term "Continuing Director Quorum" means the number of Continuing Directors capable of exercising the powers conferred upon them under the provisions of the Articles of Incorporation or By-laws of the Company or by law.

  (i)
  The term "Fair Market Value" means: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the American Stock Exchange, or, if such stock is not quoted on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc., Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of such stock as determined by the Board in good faith and (ii) in the case of property other than cash or stock; the fair market value of such property on the date in question as determined in good faith by a majority of Continuing Directors, provided that such determination shall only be effective if made at a meeting at which a Continuing Director Quorum is present.

  (j)
  In the event of any Business Combination in which the Company survives, the phrase "consideration other than cash to be received" as used in subparagraph (b)(i) and the phrase "consideration to be received" as used in subparagraph b(ii) of paragraph 2 of this Section A of this Article SEVENTH shall include the shares of Common Stock retained by the holders of such shares.

        Paragraph 4. Nothing contained in this Section A of this Article SEVENTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

        Paragraph 5. Notwithstanding any other provisions of these Articles of Incorporation or the By-laws of the Company (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-laws of the Company), the affirmative vote of the holders of eighty percent (80%) or more of the Common Stock of the Company then issued, outstanding and entitled to vote, shall be required to amend or repeal, or adopt any provisions inconsistent with this Section A of this Article SEVENTH, unless a majority of the Continuing Directors approve any such amendment, in which case the affirmative vote of the holders of a majority of the Common Stock then issued, outstanding and entitled to vote shall be required.

        Paragraph 6. A majority of the Continuing Directors shall have the power to determine for the purposes of this Section A of this Article SEVENTH, on the basis of information known to them after reasonable inquiry, (a) whether a person is an Interested Stockholder, (b) the number of shares of Common Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether the assets that are subject to any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Company or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more, (e) whether any mortgage or pledge is made to avoid the requirements of this Section A of this Article SEVENTH, and (f) any other matters with respect to which a determination is permitted under this Section A of this

Article SEVENTH. Any such determination made in good faith shall be binding and conclusive on all parties.

        B.    Fair Price Provision

        Paragraph 1

  (a)
  In addition to any affirmative vote required by law or these Articles of Incorporation, and except as otherwise expressly provided in Section A of this Article SEVENTH.

  (i)
  any merger or consolidation of the Company or any Subsidiary with any Person (as hereinafter defined) or

  (ii)
  any sale, lease, exchange, or other disposition (in one transaction or a series of transactions) to or with any Person of all or substantially all of the property and assets of the Company (any event which comes within the meaning of subclauses (i) or (ii) hereinafter called a "transaction")

shall require the affirmative vote of

  (a)
  the holders of at least 80% of the then outstanding shares of Common Stock of the Company if the consideration per share to be received by the holders of the Company's Common Stock shall be an amount less than Book Value per share of Common Stock (as defined in Section A of this Article SEVENTH, Paragraph 2(b)(i)(cc));

  (b)
  the holders of at least 75% of the then outstanding shares of Common Stock of the Company if the consideration per share to be received by the holders of the Company's Common Stock shall be an amount equal to or higher than Book Value per share of Common Stock but less than 105% of Book Value per share of Common Stock;

  (c)
  the holders of at least 70% of the then outstanding shares of Common Stock of the Company if the consideration per share to be received by the holders of the Company's stock shall be an amount equal to or higher than 105% of Book Value per share of Common Stock but less than 110% of Book Value per share of Common Stock;

  (d)
  the holders of at least 65% of the then outstanding shares of Common Stock of the Company if the consideration per share to be received by the holders of the Company's stock shall be an amount equal to or higher than 110% of Book Value per share of Common Stock but less than 115% of Book Value per share of Common Stock.

  (e)
  the holders of at least 60% of the then outstanding shares of Common Stock of the Company if the consideration per share to be received by the holders of the Company's Common Stock shall be an amount equal to or higher than 115% of Book Value per share of Common Stock but less than 120% of Book Value per share of Common Stock; or

  (f)
  the holders of at least the majority of the then outstanding shares of Common Stock of the Company if the consideration per share to be received by the holders of the Company's Common Stock shall be an amount equal to or higher than 120% of Book Value per share of Common Stock;

provided, however, the provisions of subclauses (a) through (f) shall not be applicable to any particular Transaction and such Transaction shall require only such affirmative vote as is required by law and any other provision of these Articles of Incorporation, if such Transaction shall have been approved by a majority of the Continuing Directors (as defined in Section A of this Article SEVENTH at a meeting at which a Continuing Director Quorum (as defined in Section A of this Article SEVENTH) shall be present.

        Paragraph 2. For the purposes of this Section B of this Article SEVENTH, "Person" shall mean any individual, firm, corporation, partnership, limited liability company or other entity.

        Paragraph 3. Notwithstanding any other provisions of these Articles of Incorporation or the By-laws of the Company (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-laws of the Company), the affirmative vote of the holders of 80% or more of the Common Stock of the Company then issued, outstanding and entitled to vote, shall be required to amend or repeal, or adopt any provisions inconsistent with this Section B of this Article SEVENTH unless a majority of the Continuing Directors approve any such amendment, in which case, such affirmative vote of the holders of a majority of the Common Stock of the Company then issued, outstanding and entitled to vote shall be required.

        C.    Provision Restricting Buy-Backs at a Premium

  (a)
  The Company shall not purchase, or agree to purchase, any shares of Common Stock of the Company from any person or other entity whom the Board of Directors believes to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock of the Company at the time the purchase is authorized by the Board, at a price exceeding one hundred and five percent (105%) of the Fair Market Value per share of the Common Stock of the Company. This provision shall not apply, however, to (i) any purchase of shares believed by the Board to have been beneficially owned by the seller, or by the seller and any of the seller's Affiliates consecutively, for at least the two-year period ending with the date of such purchase or agreement; (ii) any purchase of shares which has been approved by affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the "Voting Stock") excluding Voting Stock owned by the Seller; or (iii) any purchase pursuant to a tender or exchange offer to all holders of Common Stock on the same terms.

  (b)
  As used in this Section C of this Article SEVENTH the terms "Affiliate", "beneficial owner" and "Fair Market Value" shall have the respective meanings associated to such terms in Section A of this Article SEVENTH of these Articles of Incorporation.

  (c)
  Notwithstanding any other provision of these Articles of Incorporation or the By-laws of the Company (and notwithstanding the fact that a lesser amount may be specified by law, these Articles of Incorporation or the By-laws of the Company), the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) or more of the Common Stock of the Company then issued, outstanding and entitled to vote, shall be required to amend, repeal, or adopt any provisions inconsistent with, this Section C of this Article SEVENTH, unless two-thirds (2/3) of the entire Board of Directors approves such amendments, in which case the affirmative vote of the holders of a majority of the Common Stock of the Company then issued, outstanding and entitled to vote shall be required.

MAINE & MARITIMES CORPORATION ANNUAL MEETING—MAY 11, 2004 — 9:30 A.M.
Northern Maine Community College, Edmunds Conference Center, 33 Edgemont Drive, Presque Isle, Maine 04769

DIRECTIONS

From South:

        Travel north on I-95 to Houlton Exit, turn left from exit onto Route 1 North. Follow Route 1 North into Presque Isle (approximately 46 miles from Houlton). Turn left at the third traffic signal in Presque Isle and proceed to the next traffic signal. Turn right onto Parsons Street and proceed until you see the sign for Skyway Industrial Park, Northern Maine Regional Airport and Northern Maine Community College. Turn left onto Central Avenue at the sign. Turn right onto Edgemont Drive (1st right on Central) and proceed until you see the sigh for Northern Maine Community College. The Edmunds Conference Center is located on the first floor of the A.K. Christie Building, the entrance with the round stained-glass window.

From North:

        Travel South on Route 1 into Presque Isle. Turn right at the sixth set of traffic signals in Presque Isle and proceed to next traffic signal. Turn right onto Parsons Street and proceed until you see the sign for Skyway Industrial Park, Northern Maine Regional Airport and Northern Maine Community College. Turn left onto Central Avenue at the sign. Turn right onto Edgemont Drive (1st right on Central) and proceed until you see the sigh for Northern Maine Community College. The Edmunds Conference Center is located on the first floor of the A.K. Christie Building, the entrance with the round stained-glass window.

Travel Hint:

        Once in Presque Isle, following the blue airport signs will also bring you to Central Drive and Northern Maine Community College.

MAINE & MARITIMES CORPORATION
209 State Street, Presque Isle Maine

Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of
Maine & Maritimes Corporation—May 11, 2004 at 9:30 A.M., to be held at:

The Northern Maine Community College, Edmunds Conference Center
33 Edgemont Drive, Presque Isle, Maine 04769

The undersigned hereby appoints Scott L. Sells, Secretary and Larry E. LaPlante, Clerk; or any one or more of them, attorneys in fact and proxies, with full power of substitution and revocation of each, for and on behalf of the undersigned and with all the powers the undersigned would possess if personally present, to vote upon all matters coming before the Annual Meeting and any adjournment thereof all shares of Common Stock of Maine & Maritimes Corporation that the undersigned would be entitled to vote at such meeting.

The shares represented by this proxy will be voted as directed by the stockholder. If no direction is given when duly executed proxy is returned, such shares will be voted "FOR all nominees" in Proposal 1 and "ABSTAIN" on Proposal 2.

(Continued, and to be signed, on reverse side)

Maine & Maritimes Corporation P.O. Box 11363 New York, N.Y. 10203-0363
(Reverse Side)

☐	Sign, Date and Return the Proxy Card in the Enclosed Envelope.	☒	Votes MUST be indicated (x) in Black or Blue ink.

The Board of Directors Recommends a vote"FOR all nominees" in Proposal 1 and "FOR" approval of Proposal 2.

Proposal 1—	Election of the following nominees as Directors:	Proposal 2.	Amending the Company's charter to increase the maximum age Directors may stand for election to 78.
FOR all nominees Listed below	WITHHOLD AUTHORITY to vote for all nominees listed below	*Exceptions	FOR	AGAINST	ABSTAIN
☐	☐	☐	☐	☐	☐
Nominees: J. Nicholas Bayne, Richard G. Daigle, David N. Felch			To change your address, please mark this box. ☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions

Please mark, date and sign your name exactly as it appears at left. If acting as executor, administrator, trustee, guardian, etc., please give your full title when signing. If the signer is a corporation or other entity, please sign in full entity name by duly authorized person, with title. If shares are held jointly, and only one person signs, such signature constitutes a representation that such person has authority to sign for all co-owners.
Date	Share Owner sign here	Co-Owner sign here

QuickLinks

TABLE OF CONTENTS
WHERE YOU CAN FIND MORE INFORMATION
THE ANNUAL STOCKHOLDERS MEETING
PROPOSAL (1) ELECTION OF DIRECTORS
PROPOSAL (2) AMENDING THE COMPANY CHARTER TO INCREASE THE DIRECTOR ELECTION AGE LIMITATION
  OTHER MATTERS
  STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
  ADDITIONAL INFORMATION TO STOCKHOLDERS
  DISCRETIONARY AUTHORITY
  VOTING BY PROXY
APPENDIX A
APPENDIX A1
APPENDIX B
APPENDIX C
APPENDIX D